                                                                    EXHIBIT 10.1



                    REVENUE INTERESTS ASSIGNMENT AGREEMENT
                         Dated as of October 16, 2001
                                     among
                          VITA SPECIAL PURPOSE CORP.,
                                 as Assignor,

                                ORTHOVITA, INC.

                                      and
                 PAUL CAPITAL ROYALTY ACQUISITION FUND, L.P.,
                                  as Assignee

                               Table of Contents
                               -----------------

                                                                                                          Page
                                                                                                          ----
ARTICLE I DEFINITIONS.....................................................................................   1

     Section 1.01 Definitions.............................................................................   1
                  -----------
ARTICLE II PURCHASE AND SALE OF ASSIGNED INTERESTS........................................................  20

     Section 2.01 Purchase and Sale.......................................................................  20
                  -----------------
     Section 2.02 Payments in Respect of the Assigned Interest............................................  20
                  --------------------------------------------
     Section 2.03 Purchase Price..........................................................................  24
                  ---------------
     Section 2.04 No Assumed Obligations..................................................................  24
                  ----------------------
ARTICLE III REPRESENTATIONS AND WARRANTIES OF ASSIGNOR AND ORTHOVITA......................................  25

     Section 3.01 Organization............................................................................  25
                  ------------
     Section 3.02 Corporate Authorization.................................................................  25
                  -----------------------
     Section 3.03 Governmental Authorization..............................................................  25
                  --------------------------
     Section 3.04 Ownership...............................................................................  26
                  ---------
     Section 3.05 Financial Statements....................................................................  27
                  --------------------
     Section 3.06 No Undisclosed Liabilities..............................................................  27
                  --------------------------
     Section 3.07 Solvency................................................................................  27
                  --------
     Section 3.08 Litigation..............................................................................  27
                  ----------
     Section 3.09 Compliance with Laws....................................................................  28
                  --------------------
     Section 3.10 Conflicts...............................................................................  28
                  --------
     Section 3.11 Material Contracts......................................................................  29
                  ------------------
     Section 3.12 Intellectual Property...................................................................  29
                  ---------------------
     Section 3.13 Regulatory Approval.....................................................................  30
                  -------------------
     Section 3.14 Transfer of Intellectual Property Rights................................................  30
                  ----------------------------------------
     Section 3.15 Subordination...........................................................................  31
                  -------------
     Section 3.16 Place of Business.......................................................................  31
                  -----------------
     Section 3.17 Broker's Fees...........................................................................  31
                  -------------
     Section 3.18 Other Information.......................................................................  31
                  -----------------
     Section 3.19 Distribution Agreements and License Agreements..........................................  31
                  ----------------------------------------------
     Section 3.20 Insurance...............................................................................  34
                  ---------
     Section 3.21 Organizational Documents of Assignor....................................................  34
                  ------------------------------------

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF ASSIGNEE.....................................................  34

     Section 4.01 Organization............................................................................  35
                  ------------
     Section 4.02 Authorization...........................................................................  35
                  -------------
     Section 4.03 Broker's Fees...........................................................................  35
                  -------------

                               Table of Contents
                               -----------------

                                  (continued)

                                                                                                          Page
                                                                                                          ----
     Section 4.04 Conflicts...............................................................................  35
                  ---------
     Section 4.05 Consents................................................................................  36
                  --------

ARTICLE V COVENANTS.......................................................................................  36

     Section 5.01 Consents and Waivers....................................................................  36
                  --------------------
     Section 5.02 Access; Books and Records...............................................................  36
                  -------------------------
     Section 5.03 Material Contracts......................................................................  38
                  ------------------
     Section 5.04 Confidentiality; Public Announcement....................................................  38
                  ------------------------------------
     Section 5.05 Right of First Refusal..................................................................  39
                  ----------------------
     Section 5.06 Quarterly Reports.......................................................................  40
                  -----------------
     Section 5.07 Purchase Options........................................................................  41
                  ----------------
     Section 5.08 Security Agreements.....................................................................  43
                  -------------------
     Section 5.09 Best Efforts; Further Assurance.........................................................  44
                  -------------------------------
     Section 5.10 Remittance to Lockbox Account...........................................................  45
                  -----------------------------
     Section 5.11 Additional Covenants of Assignor and Orthovita..........................................  47
                  ----------------------------------------------
     Section 5.12 Future Agreements.......................................................................  52
                  -----------------
     Section 5.13 Licensing Agreement.....................................................................  53
                  -------------------
     Section 5.14 Guarantee...............................................................................  53
                  ---------
     Section 5.15 Financial Statements....................................................................  56
                  --------------------
     Section 5.16 Special Purpose Entity..................................................................  57
                  ----------------------
     Section 5.17 No Short Selling or Trading While in the Possession of Material Non-Public Information..  58
                  --------------------------------------------------------------------------------------
     Section 5.18 Notification of Significant Discounts and Write-Offs....................................  58
                  ----------------------------------------------------
     Section 5.19 Financial Covenants.....................................................................  59
                  -------------------

ARTICLE VI THE CLOSING; CONDITIONS TO CLOSING AND FUNDING.................................................  59

     Section 6.01 Closings................................................................................  59
                  --------
     Section 6.02 Conditions Applicable to Assignee.......................................................  60
                  ---------------------------------
     Section 6.03 Conditions Applicable to Assignor.......................................................  63
                  ---------------------------------
     Section 6.04 Termination Event.......................................................................  64
                  -----------------

ARTICLE VII TERMINATION...................................................................................  64

     Section 7.01 Termination Date........................................................................  64
                  ----------------
     Section 7.02 Effect of Termination...................................................................  65
                  ---------------------

                               Table of Contents
                               -----------------

                                  (continued)

                                                                                                          Page
                                                                                                          ----
ARTICLE VIII MISCELLANEOUS................................................................................  65

     Section 8.01 Survival................................................................................  65
                  --------
     Section 8.02 Specific Performance....................................................................  65
                  --------------------
     Section 8.03 Notices.................................................................................  66
                  -------
     Section 8.04 Schedules...............................................................................  68
                  ---------
     Section 8.05 Successors and Assigns..................................................................  68
                  ----------------------
     Section 8.06 Indemnification.........................................................................  68
                  ---------------
     Section 8.07 Expenses................................................................................  70
                  --------
     Section 8.08 Independent Nature of Relationship......................................................  70
                  ----------------------------------
     Section 8.09 Entire Agreement........................................................................  71
                  ----------------
     Section 8.10 Amendments; No Waivers..................................................................  71
                  ----------------------
     Section 8.11 Interpretation..........................................................................  71
                  --------------
     Section 8.12 Headings and Captions...................................................................  72
                  ---------------------
     Section 8.13 Counterparts; Effectiveness.............................................................  72
                  ---------------------------
     Section 8.14 Severability............................................................................  72
                  ------------
     Section 8.15 Force Majeure...........................................................................  72
                  -------------
     Section 8.16 Governing Law; Jurisdiction.............................................................  73
                  ---------------------------
     Section 8.17 Intentionally omitted...................................................................  74
                  ---------------------
     Section 8.18 Waiver of Jury Trial....................................................................  74
                  --------------------

                            EXHIBITS AND SCHEDULES*

EXHIBITS
--------
Exhibit A                        Projected Net Sales
Exhibit B                        1999, 2000 and 2001 Financial Statements of Orthovita (on a
                                 consolidated basis)
Exhibit C                        Form of Assignment
Exhibit D                        Form of Security Agreement
Exhibit E(i)                     Form of Legal Opinion of Counsel to Assignor
Exhibit E(ii)                    Form of Legal Opinion of Patent Counsel to Assignor
Exhibit E(iii)                   Form of Infringement Opinion of Patent Counsel to Assignor
Exhibit F                        Form of Stock Purchase Agreement
Exhibit G                        Certificate of Incorporation of Assignor
Exhibit H                        Bylaws of Assignor
Exhibit I                        Form of Pledge Agreement
Exhibit J                        Orthovita Assignment Agreement
Exhibit K                        Orthovita Trademark Assignment Agreement
Exhibit L                        Vita Licensing Patent Assignment
Exhibit M                        Vita Licensing Trademark Assignment

SCHEDULES
---------
Schedule A                       Proprietary Technology
Schedule 3.03                    Governmental Authorization
Schedule 3.04                    Ownership
Schedule 3.10(a)                 Filings
Schedule 3.12(a)                 List of Patents and Trademarks Owned by Assignor
Schedule 3.12(i)                 Intellectual Property (Payments)
Schedule 3.13(a)                 Regulatory Approval
Schedule 3.13(b)                 Status of FDA Applications
Schedule 3.16                    Place of Business of Assignor and Orthovita
Schedule 3.20                    Insurance Policies
Schedule 6.02(g)                 List of Filing Offices

* Non-material Exhibits and Schedules have been omitted from this filing.

                     REVENUE INTERESTS ASSIGNMENT AGREEMENT

          REVENUE INTERESTS ASSIGNMENT AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement") is made and entered into
                                            ---------
as of October 16 , 2001 by and among ORTHOVITA, INC., a Pennsylvania corporation ("Orthovita"), VITA SPECIAL PURPOSE CORP., a Delaware corporation and wholly-
  ---------
owned subsidiary of Orthovita ("Assignor"), and PAUL CAPITAL ROYALTY ACQUISITION
                                --------
FUND, L.P., a Delaware limited partnership ("Assignee").
                                             --------

          WHEREAS, Orthovita has assigned, transferred and/or licensed all of its rights, title and interests in and to the Intellectual Property (as hereinafter defined) and the Royalty Interests (as hereinafter defined) to Vita Licensing, Inc. ("Vita Licensing"), and Vita Licensing has in turn transferred such assets to Assignor; and

          WHEREAS, Assignor wishes to sell, assign, convey and transfer to Assignee, and Assignee wishes to purchase from Assignor, the Assigned Interests (as hereinafter defined), upon and subject to the terms and conditions hereinafter set forth;

          WHEREAS, Orthovita wishes to sell, assign, convey and transfer to Assignee, and Assignee wishes to purchase from Orthovita, the common stock of Orthovita, in the amount and for the purchase price set forth in the Stock Purchase Agreement (as hereinafter defined) and

          NOW, THEREFORE, in consideration of the mutual covenants, agreements representations and warranties set forth herein, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          Section 1.01  Definitions.
                        -----------

          The following terms, as used herein, shall have the following meanings:

          "Advance Payments" shall mean for the calendar year ending December
           ----------------
31, 2003, the first $1.0 million received by Orthovita in the Fiscal Year 2003 in respect of annual Net Sales for Fiscal Year 2003 (including payments under License Agreements and Distribution Agreements); for the calendar year ending December 31, 2004, the first $2.0 million received by Orthovita in the Fiscal Year 2004 in respect of annual Net Sales for Fiscal Year 2004 (including payments under any License Agreements or Distribution Agreements); and for each subsequent calendar year thereafter through the year ending December 31, 2016, the first $3.0 million received by Orthovita in respect of annual Net Sales during the applicable Fiscal Year (including payments under License Agreements or Distribution Agreements).

          "Advance Payment Amounts" shall have the meaning set forth in Section
           -----------------------
2.02(a).

          "Affiliate" shall mean, with respect to any Person, any other Person
           ---------
that, directly or indirectly, controls, is controlled by, or is under common control with, such Person.

          "Aggregate Purchase Price" shall mean the sum of (x) the Closing
           ------------------------
Purchase Price Payment, and (y) the Common Stock Purchase Price.

          "Agreement" shall have the meaning set forth in the first paragraph
           ---------
hereof.

          "Applicable Discount Rate" shall mean, ***.
           ------------------------

          "Applicable Percentage" shall mean, as of any date of determination,
           ---------------------
(a) with respect to annual Net Sales of up to $100 million, the Initial Applicable Percentage; and (b) with respect to annual Net Sales in excess of $100 million, 1.75%.

          "Appraisal Firm" shall mean a nationally recognized firm that engages
           --------------
in the business of valuing financial assets similar to the assets to be appraised hereunder, which firm shall be selected by Assignee and shall be reasonably acceptable to the Assignor. The Appraisal Firm shall not be an Affiliate of the Assignee.

          "Assigned Interests" shall mean Assignee's right to receive amounts
           ------------------
equal to the Applicable Percentage of the Net Sales.

          "Assignee" shall have the meaning set forth in the first paragraph
           --------
hereof.

          "Assignee Concentration Account" shall mean a segregated account
           ------------------------------
established for the benefit of Assignee and maintained at the Lockbox Bank pursuant to the terms of the Lockbox Agreement and this Agreement. Assignee Concentration Account shall be the account into which the funds held in the Joint Concentration Account which are payable to Assignee pursuant to this Agreement are swept by the Lockbox Bank in accordance with the terms of this Agreement and the Lockbox Agreement.

          "Assignee Indemnified Party" shall have the meaning set forth in
           --------------------------
Section 8.06(a).

          "Assignee Option Repurchase" shall have the meaning set forth in
           --------------------------
Section 5.07(a).

          "Assignee Option Repurchase Price" shall have the meaning set forth in
           --------------------------------
Section 5.07(a).

[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

          "Assignee RHAKOSS Purchase Option" shall have the meaning set forth in
           --------------------------------
Section 5.07(d).

          "Assignee's Account" shall mean an account maintained by Assignee at
           ------------------
any financial institution and designated in writing by Assignee to Assignor, as Assignee may so designate from time to time.

          "Assignee's Consultants" shall mean, collectively, Assignee's
           ----------------------
employees, officers, directors, agents or other authorized representatives.

          "Assignment" shall mean each Assignment pursuant to which Assignor
           ----------
shall assign to Assignee all of its rights and interests in and to the Assigned Interests purchased hereunder, which Assignment shall be substantially in the form of Exhibit C.
        ---------

          "Assignment Documents" shall mean collectively, (i) the Orthovita
           --------------------
Assignment Agreement, (ii) the Orthovita Trademark Assignment Agreement; (iii) the Vita Licensing Patent Assignment Agreement and (iv) the Vita Licensing Trademark Assignment.
                    -

          "Assignor" shall have the meaning set forth in the first paragraph
           --------
hereof.

          "Assignor Concentration Account" shall mean a segregated account
           ------------------------------
established for the benefit of the Assignor and maintained at the Lockbox Bank pursuant to the terms of the Lockbox Agreement and this Agreement. Assignor Concentration Account shall be the account into which the funds held in the Joint Concentration Account which are payable to Assignor pursuant to the terms of the Vita SPC Patent License Agreement (less the amounts payable to Assignee pursuant to this Agreement) are swept in accordance with the terms of this Agreement and the Lockbox Agreement.

          "Assignor Indemnified Party" shall have the meaning set forth in
           --------------------------
Section 8.06(b).

          "Assignor Option Repurchase" shall have the meaning set forth in
           --------------------------
Section 5.07(c).

          "Assignor Option Repurchase Price" shall have the meaning set forth in
           --------------------------------
Section 5.07(c).

          "Assignor RHAKOSS Repurchase Option" shall have the meaning set forth
           ----------------------------------
in Section 5.07(d).

[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

          "Assignor's Account" shall have the meaning set forth in Section 2.03.
           ------------------

          "Audit Costs" shall mean, with respect to any audit of the books and
           -----------
records of Assignor or Orthovita with respect to amounts payable or paid under this Agreement or any License Party Audit, the cost of such audit, including, without limitation, all reasonable fees, costs and expenses incurred in connection therewith.

          "Audit Reports" shall mean, with respect to a License Party Audit, any
           -------------
and all reports, findings and other written information related to such License Party Audit.

          "Bankruptcy Event" shall mean:
           ----------------

               (i) Orthovita or Assignor shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, relief of debtors or the like, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its respective debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or substantially all of its assets, or Assignor or Orthovita shall make a general assignment for the benefit of its respective creditors; or

               (ii) the commencement against Assignor or Orthovita of any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment, and (B) remains undismissed, undischarged or unbonded for a period of forty-five (45) days; or

               (iii) the commencement against Assignor or Orthovita of any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within forty-five (45) days from the entry thereof; or

[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

               (iv) Assignor or Orthovita shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i),
                     (ii) or (iii) above of this definition of "Bankruptcy Event"; or

               (v) Assignor or Orthovita shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its respective debts as they become due; or

               (vi)  Assignor or Orthovita shall be Insolvent.

          "Business Day" shall mean any day other than a Saturday, a Sunday, any
           ------------
day which is a legal holiday under the laws of the City of New York, or any day on which banking institutions located in the City of New York are required by law or other governmental action to close.

          "Call Option Event" shall mean any one of the following events:
           -----------------

               (i)   ***;

               (ii)  ***; or

               (iii) ***.

          ***.

          "Certificate of Incorporation" shall mean the certificate of
           ----------------------------
incorporation of Assignor, dated as of October 9, 2001, as amended to date, a copy of which is attached hereto as Exhibit G.
                                    ---------

          "Change of Control" shall mean:
           -----------------

               (i)   any Person (other than Assignor, Orthovita, any trustee or other fiduciary holding securities under an employee benefit plan of Assignor, Orthovita or any Affiliate thereof or any controlling stockholder of Assignor or Orthovita on the date hereof) shall, after the Closing Date, become the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of either Assignor or Orthovita representing more than 50% of the combined voting power of Assignor's or Orthovita's, as the case may

[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

                        be, then outstanding securities eligible to vote generally in the election of directors; or

               (ii)  Assignor's members or Orthovita's stockholders approve a merger or consolidation of Assignor or Orthovita, as applicable, with any other Person, other than a merger or consolidation which would result in either Assignor's or Orthovita's voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of Assignor's or Orthovita's, as the case may be voting securities or such surviving entity's voting securities outstanding immediately after such merger or consolidation; provided, however, that a
                                                      --------  -------
                        merger or consolidation effected to implement a recapitalization or redomestication of either Assignor or Orthovita (or similar transaction) in which no Person acquires more than 50% of the combined voting power of Assignor's or Orthovita's, as the case may be, then outstanding securities shall in no way constitute a Change of Control; or

               (iii) during any period of two consecutive years (not including any period prior to the date of this Agreement), individuals who at the beginning of such period constitute the Board of Directors of Orthovita (together with any new directors, as applicable (other than a director designated by a Person who has entered into an agreement with Assignor or Orthovita to effect a transaction described in clause (i) or (ii) of this definition of "Change of Control"), whose election by such Board of Directors or nomination for election by Assignor's or Orthovita's stockholders, as applicable, was approved by a vote of a majority of the directors then still in office who were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute at least a majority of the Board of Directors of Orthovita or Assignor, as applicable, then in office.

          "Closing" shall have the meaning set forth in Section 6.01.
           -------

[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

          "Closing Date" shall mean October 16 , 2001.
           ------------

          "Closing Purchase Price Payment" shall have the meaning set forth in
           ------------------------------
Section 2.03.

          "Collateral" shall have the meaning set forth in the Security
           ----------
Agreement.

          "Combination Product" shall mean a product, method or service that
           -------------------
incorporates, contains or combines as one of its elements (A) (i) VITOSS, RHAKOSS or CORTOSS, ***.

          "Common Stock Purchase Price" shall have the meaning set forth in the
           ---------------------------
Stock Purchase Agreement.

          "Confidential Information" shall mean, as it relates to Assignor,
           ------------------------
Orthovita and the Products, the Proprietary Technology, know-how, trade secrets, confidential business information, financial data and other like information (including ideas, research and development, know-how, formulas, schematics, compositions, technical data, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), inventory, ideas, algorithms, processes, computer software programs or applications (in both source code and object code form), client lists and tangible or intangible proprietary information or material. Notwithstanding the foregoing definition, Confidential Information shall not include information already in the public domain at the time such information is disclosed.

          "CORTOSS" means a cortical bone void filler comprising a resin
           -------
composite.

          "Daily Amount" shall have the meaning set forth in Section 2.02(d)(i).
           ------------

          "Deposit Accounts" shall mean, collectively, the Lockbox Account, the
           ----------------
Concentration Account, the Joint Concentration Account, Assignor Concentration Account and Assignee Concentration Account, each established and maintained pursuant to the Lockbox Agreement.

          "Discrepancy Notice" shall have the meaning set forth in Section
           ------------------
2.02(k).

          "Distribution Agreement" shall mean any existing or future agreement
           ----------------------
pursuant to which Orthovita or any affiliate or agent of Orthovita agrees to sell the Products in the Territories, whether to end-users, for redistribution by the purchaser thereof, or otherwise.

[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

          "Distributor" shall mean any Person that enters into a Distribution
           -----------
Agreement with Orthovita or any Affiliate of Orthovita for the redistribution of the Products.

          "Dollars" or "US$" shall mean the freely transferable lawful money of
           -------      ---
the United States.

          "Europe" shall mean (i) the member states of the European Union, (ii)
           ------
Gibralter, Norway, Iceland, Switzerland, Malta, Albania, Croatia, Macedonia, Slovakia, Bosnia-Hercegovina, Czech Republic, Poland, Slovenia, Bulgaria, Hungary, Romania and Yugoslavia, and (iii) any states or other political entities that may succeed to the geographical territories occupied by the states referenced in the preceding clauses (i) and (ii).

          "European Union" shall mean Belgium, France, Italy, Luxembourg,
           --------------
Netherlands, Germany, Denmark, Greece, Ireland, United Kingdom, Spain, Portugal, Austria, Finland and Sweden.

          "Existing Distribution Agreement" shall mean each Distribution
           -------------------------------
Agreement in existence on the date hereof or as of any date as of which a representation or warranty herein is deemed made or remade, as applicable.

          "Existing License Agreement" shall mean each License Agreement in
           --------------------------
existence on the date hereof or as of any date as of which a representation or warranty herein is deemed made or remade, as applicable.

          "Excluded Liabilities and Obligations" shall have the meaning set
           ------------------------------------
forth in Section 2.04.

          "Fair Market Value" shall mean the amount reasonably calculated by
           -----------------
Orthovita's Board of Directors or a duly appointed committee of the Board; provided, that if Assignee, in its sole discretion, disagrees with such calculation of Fair Market Value, then Fair Market Value shall mean the amount as determined by an opinion of the Appraisal Firm. The Appraisal Firm shall determine the Fair Market Value of the security, property, or assets, as the case may be, in question on the basis of what a willing buyer, under no compulsion to buy, would pay a willing seller, under no compulsion to sell, in an arm's-length transaction. For the avoidance of doubt, it is agreed and understood that any Appraisal Firm calculating Fair Market Value shall be entitled to utilize such valuation methodologies as it deems appropriate for making such calculation, and the foregoing sentence shall not create any implication that the parties intend to in any way designate any particular valuation methodology as the preferred approach. The Appraisal Firm

[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

shall deliver its determination of Fair Market Value in writing to Orthovita and to the Assignee. The fees and expenses of the Appraisal Firm shall be paid by the Assignee unless the Appraisal Firm's determination of Fair Market Value is at least 25% higher than that of Orthovita's Board of Directors.

          "FDA" shall mean the United States Food and Drug Administration.
           ---

          "Field of Use" shall mean: (a) *** or (b) any other uses and
           ------------
indications cleared as of the date hereof or cleared in the future for VITOSS, CORTOSS or RHAKOSS (i) *** or (c) for use in bone replacement, bone void filling or spinal implants (except, in the case of clause (c), where Orthovita has certified that such product is not and cannot be used for any purpose for which VITOSS, CORTOSS or RHAKOSS are used or are intended to be used).

          "Financial Statements" shall mean (i) the consolidated balance sheets
           --------------------
of Orthovita and its subsidiaries at December 31, 1999, December 31, 2000 and June 30, 2001 and the related consolidated statements of operations and cash flows and the consolidated statements of changes in stockholders' equity of Orthovita and its subsidiaries audited for the years ended December 31, 1999 and December 31, 2000 and unaudited for the six months ended June 30, 2001, and the accompanying footnotes thereto, copies of which are attached hereto as Exhibit B.

          "Fiscal Year" shall mean the calendar year, except that for 2001
           -----------
Fiscal Year shall mean from the Closing Date through December 31, 2001.

          "GAAP" shall mean generally accepted accounting principles in the
           ----
United States in effect from time to time.

          "Government Authority" means any government, court, regulatory or
           --------------------
administrative agency or commission, or other governmental authority, agency or instrumentality, whether federal, state or local (domestic or foreign), including, without limitation, the U.S. Patent and Trademark Office, the FDA, the U.S. National Institute of Health or any other government authority located in North America.

          "Guaranteed Obligations" shall have the meaning in Section 5.14(a).
           ----------------------

          "Initial Applicable Percentage" shall mean 3.5%; provided, however,
           -----------------------------                   --------  -------
that if the Initial Applicable Percentage is adjusted pursuant to Section 2.02(e) or (f), then "Initial Applicable Percentage" shall mean the percentage as so adjusted.

[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

          "Insolvent" shall mean, with respect to Assignor or Orthovita, as
           ---------
applicable, a financial condition such that Assignor's or Orthovita's respective debts (in the case of Orthovita, on a consolidated basis) (excluding the obligation of Assignor to make payments in respect of the Assigned Interests pursuant to this Agreement, including pursuant to Section 5.07) is greater than the Fair Market Value of Assignor's or Orthovita's tangible and intangible assets (in the case of Orthovita, on a consolidated basis), respectively.

          "Intellectual Property" shall mean all inventions (whether patentable
           ---------------------
or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent rights, patent applications and invention disclosures, together with all reissues, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, all registered or unregistered trademarks, trade names, service marks, including all goodwill associated therewith, and copyrights and all applications and registrations for any of the foregoing owned or controlled by or issued to Orthovita or Assignor, and relating to the Proprietary Technology and the Products in the Territories.

          "Investor Shares" shall have the meaning ascribed to such term in the
           ---------------
Stock Purchase Agreement.

          "Joint Concentration Account" shall mean a segregated account
           ---------------------------
established for the benefit of Orthovita, Assignor and Assignee and maintained at the Lockbox Bank pursuant to the terms of the Lockbox Agreement and this Agreement. The Joint Concentration Account shall be the account into which the Lockbox Bank sweeps the funds held in the Lockbox Account.

          "Knowledge" shall mean, with respect to Assignor and/or Orthovita, as
           ---------
applicable, the actual knowledge of an officer or representative of such Person relating to a particular matter. Notwithstanding the foregoing, an officer or representative of Assignor, Orthovita or any affiliate thereof charged with responsibility for the aspect of the business relevant or related to the matter at issue shall be deemed to have knowledge of a particular matter if, in the prudent exercise of his or her duties and responsibilities in the ordinary course of business, such officer or representative should have known of such matter.

          "Letter of Intent" shall mean the letter dated July 11, 2001 between
           ----------------
Paul Capital Partners and Orthovita, as amended on September 4, 2001 and as the same may be amended to the date hereof.

          "License Agreement" shall mean any existing or future co-promotion,
           -----------------
manufacturing, marketing or partnering agreements other than a Distribution Agreement entered into by

[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

Orthovita relating to the Products and/or the Proprietary Technology pursuant to which Orthovita or any Affiliate of Orthovita grants a license to distribute the Products in the Territories or for use of the Proprietary Technology.

          "Licensees" shall mean, collectively, the licensees under the License
           ---------
Agreements; each a "Licensee".
                    --------

          "License Party Audit" shall have the meaning set forth in Section
           -------------------
5.12(d).

          "Liens" shall mean all liens, encumbrances, security interests,
           -----
mortgages or charges of any kind.

          "Lockbox Account" shall mean collectively, any lockbox and segregated
           ---------------
lockbox account established and maintained at the Lockbox Bank pursuant to a Lockbox Agreement and this Agreement. The Lockbox Account shall be the account into which all payments made in respect of the sale of the Products are to be remitted.

          "Lockbox Agreement" shall mean any agreement entered into by a Lockbox
           -----------------
Bank, Orthovita, Assignor and Assignee, in form and substance reasonably satisfactory to the parties thereto, pursuant to which, among other things, the Lockbox Account, the Joint Concentration Account, Assignee Concentration Account and Assignor Concentration Account shall be established and maintained.

          "Lockbox Bank" shall mean such bank or financial institution approved
           ------------
by each of Assignee and Assignor and a party to any Lockbox Agreement.

          "Losses" shall mean collectively, any and all claims, damages, losses,
           ------
judgments, liabilities, costs and expenses (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any action, suit or proceeding) incurred as a result of a Person not a party hereto bringing an action, suit or proceeding against a party hereto.

          "Material Adverse Change" shall mean, with respect to Assignor and/or
           -----------------------
Orthovita, as applicable, a material adverse change in the business, operations, assets or financial condition of the Assignor and/or Orthovita, in each case taken as a whole, after the date hereof, other than losses incurred by Orthovita in the ordinary course of business.

[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

          "Material Adverse Effect" shall mean (i) a Material Adverse Change,
           -----------------------
(ii) a materially adverse effect on the validity or enforceability of any of the Transaction Documents (other than by virtue of a breach of a representation or warranty of Assignee contained within any of the Transaction Documents), (iii) a material adverse effect on the ability of the Assignor or Orthovita to perform any of its material obligations under any of the Transaction Documents, (iv) a material adverse effect on the right of Orthovita or Assignor to receive the payments payable under all of its Distribution Agreements or License Agreements, taken as a whole, or any other rights and remedies of Orthovita or Assignor under its Distribution Agreements or License Agreements, taken as a whole, (v) a material adverse effect on the right of Assignee to receive the Assigned Interests or the Applicable Percentage of Net Sales or (vi) a material adverse effect on the Assigned Interests taken as a whole, including, without limitation, any material adverse effect on the ability of the Assignor to manufacture, distribute and/or market the Products; provided, however, that any
                                                    --------  -------
order or other action taken by a regulatory body with respect to the Products, including without limitation by the FDA and any foreign government equivalent, having authority over Orthovita, its operations or the Products, including without limitation a total or partial recall of any Product, has any of the effects contemplated under clauses (i) through (vi) above, shall not constitute a Material Adverse Effect.

          "Material Contracts" shall mean any contract, agreement or other
           ------------------
arrangement to which either Assignor or Orthovita is a party or any of Assignor's or Orthovita's respective assets or properties are bound or committed (other than the Transaction Documents) for which breach, nonperformance, cancellation or failure to renew would reasonably be expected to have a Material Adverse Effect.

          "North America" shall mean the United States, Canada and Mexico.
           -------------

          "Net Sales" shall mean, (A) for any period of determination, the
           ---------
aggregate sales revenues of the Products during such period, in finished packaged form (x) as invoiced by Orthovita or any Affiliate of Orthovita, Distributors, Licensees or others to end-users of the Products in the United States, (y) as invoiced by Orthovita or any Affiliate of Orthovita to Distributors or end-users in Canada and Mexico, and (z) the aggregate European sales revenues of the Products as invoiced by Orthovita or any Affiliate of Orthovita to Distributors, less (i) customary cash, trade discounts and rebates actually granted or paid but only if and to the extent the same are in accordance with sound business practices and not in excess of customary industry standards, (ii) allowances and adjustments actually credited to customers for Products that are spoiled, damaged, outdated, obsolete, returned or otherwise recalled, but only if and to the extent the same are in accordance with sound business practices and not in excess of

[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

customary industry standards (but in no event shall such amount be greater than *** percent of Net Sales in any year (excluding a significant recall of any Product by a Government Authority in the Territories)), (iii) charges included as part of the aggregate sales price for freight, postage, shipping, delivery, service and insurance charges, to the extent invoiced, (iv) taxes, duties or other governmental charges when included in the invoice, and (v) with respect to Combination Products that contain or otherwise combine Products with one or more other components, an amount equal to the aggregate sales of such Products during such period, as invoiced to customers, Distributors or Licensees, as applicable, multiplied by the Revenue Adjustment Factor, and (B) ***. Notwithstanding the foregoing, if Orthovita or any Affiliate or Licensee of Orthovita commences direct sales of the Products to end-users in any country or countries in Europe, Orthovita, Assignor and Assignee shall agree on the method (if different than as set forth above), on a country by country basis, for calculating Net Sales in respect of such direct sales to end users.

       "Notice of Election" shall have the meaning set forth in Section 5.05(b).
        ------------------

       "Obligations" shall mean any and all obligations of Assignor or Orthovita
        -----------
under this Agreement and the other Transaction Documents.

       "Offered Interests" shall have the meaning set forth in Section 5.05(a).
        -----------------

       "Orthovita" shall have the meaning set forth in the first paragraph
        ---------
hereof.

       "Orthovita Assignment Agreement" shall mean, collectively, the Assignment
        ------------------------------
Agreement, dated as of May 19, 1999, pursuant to which Orthovita assigned certain Patents to Vita Licensing, Inc., as the same shall have been amended, and the Assignment dated as of October 16, 2001 pursuant to which Orthovita assigned certain non-registered Intellectual Property to Assignor.

       "Orthovita Concentration Account" shall mean a segregated account
        -------------------------------
established for the benefit of Orthovita and maintained at the Lockbox Bank pursuant to the terms of the Lockbox Agreement and this Agreement. The Orthovita Concentration Account shall be the account into which the funds held in the Joint Concentration Account which are payable to Orthovita pursuant to this Agreement are swept by the Lockbox Bank in accordance with the terms of this Agreement and the Lockbox Agreement.


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

       "Orthovita Trademark Assignment Agreement" shall mean the Assignment
        ----------------------------------------
dated as of October 16, 2001, pursuant to which Orthovita assigned certain Trademarks to Vita Licensing, as the same shall have been amended as of the Closing Date.

       "Other Interests" shall have the meaning set forth in Section 5.05(a).
        ---------------

       "Owned Intellectual Property" shall have the meaning set forth in Section
        ---------------------------
3.12(d).

       "Patent Office" shall mean the respective patent office (foreign or
        -------------
domestic) for any Patent.

       "Patents" shall mean, relating solely to the sales of the Products in the
        -------
Territories and/or the Proprietary Technology and not any other products or proprietary technologies of Assignor, Orthovita or its Affiliates, all patents, patent applications and patent disclosures issued or filed in the Territories, together with all reissues, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof relating to the Products and/or the Proprietary Technology, composition of matter, formulation, or methods of manufacture or use thereof that are issued or filed in the Territories, including, without limitation, those identified in Schedule 3.12(a). For
                                                   ----------------
avoidance of doubt, the term "Patents" does not include any patents, patent applications and patent disclosures issued or filed in jurisdictions outside of the Territories, nor does it include any reissues, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof relating to the Products and/or the Proprietary Technology, composition of matter, formulation, or methods of manufacture or use thereof that are issued or filed in jurisdictions outside of the Territories.

       "Person" means an individual, corporation, partnership, association,
        ------
trust or other entity or organization, but not including a government or political subdivision or any agency or instrumentality of such government or political subdivision.

       "Pledge Agreement" shall mean the Pledge Agreement dated as of the date
        ----------------
hereof by and between Vita Licensing and Assignee providing for, among other things, the grant by Vita Licensing in favor of Assignee of its common stock in Assignor.

       "PMA" shall mean Pre-Marketing Application.
        ---

       "Products" shall mean (i) VITOSS, CORTOSS and RHAKOSS, (ii) ***
        --------


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

       "Projected Net Sales" shall mean, with respect to any Fiscal Year during
        -------------------
the Revenue Interest Period, the net sales of the Products to end-users in North America and to Distributors for distribution in Europe projected by Orthovita for such Fiscal Year, as set forth in Exhibit A hereto.
                                      ---------

       "Proposed Transfer" shall have the meaning set forth in Section 5.05(a).
        -----------------

       "Proposed Transfer Notice" shall have the meaning set forth in Section
        ------------------------
5.07(d).

       "Proprietary Technology" shall mean the proprietary technology set forth
        ----------------------
and described on Schedule A hereto.
                 ----------

       "Purchase Option Exercise Period" shall have the meaning set forth in
        -------------------------------
Section 5.07(a).

       "Purchase Option Event" shall mean any one of the following events:
        ---------------------

          (i)    any Change of Control;

          (ii)   ***;

          (iii) a ruling, decision, finding, or other judicial action that constitutes or causes a Material Adverse Effect, or any judgments, liabilities, damages, losses, or claims resulting from such proceedings, to the extent not covered by insurance (or with respect to which issuer of such insurance policy or policies disputes such coverage), exceeding on an aggregate basis *** of the cash and cash equivalents and short term investment account balances of Orthovita (on a consolidated basis) as of the date such judgments, liabilities, damages, losses or claims are paid or at any time after the 30th day on which such may become outstanding;

          (iv) the acceleration of the obligations of Orthovita or Assignor or the exercise of default remedies by a secured lender under any secured financing of indebtedness for borrowed money in excess of *** between Orthovita or Assignor, as applicable, and a third party lender; or

          (v)    a Termination Event shall have occurred.


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

Notwithstanding clause (ii) of this definition of "Purchase Option Event" to the contrary, in the event of a Transfer involving only Other Interests in accordance with Section 5.05, then such Transfer under such clause (ii) above shall not constitute a Purchase Option Event.

       "Quarterly Report" shall mean, with respect to the relevant fiscal
        ----------------
quarter of Assignor, (i) a report showing all payments made by Assignor to Assignee under this Agreement during such quarter and showing in reasonable detail the basis for the calculation of such payments, (ii) a reconciliation of such report referred to in clause (i) above to all information and data deliverable to Orthovita by the parties to any Distribution Agreements and/or License Agreements, together with relevant supporting documentation and (iii) such additional information as Assignee may reasonably request.

       "Reformulated Product" shall mean any improvement in VITOSS, CORTOSS or
        --------------------
RHAKOSS or ***.

       "Registered Intellectual Property" shall have the meaning set forth in
        --------------------------------
Section 3.12(a).

       "Regulatory Agency" shall mean a regulatory agency with responsibility
        -----------------
for the approval of the marketing and sale of drugs in any country.

       "Repurchase Event" shall have the meaning set forth in Section 5.07(e).
        ----------------

       "Revenue Adjustment Factor" shall mean, with respect to any Combination
        -------------------------
Product, a fraction the numerator of which is the invoice price of the related Product, if sold separately, and the denominator of which is the sum of (x) the invoice price of the related Product, if sold separately, and (y) the total invoice price of any other components of such Combination Product, if sold separately. If the Product or other components of the Combination Product are not sold separately then the parties hereto will discuss and mutually agree on the appropriate values of the active and other components of the Combination Product.

       "Revenue Interest Period" shall mean the period from and including
        -----------------------
September 30, 2001 through and including December 31, 2016, unless earlier terminated upon a repurchase of the Assigned Interests by the Assignor or otherwise in accordance with the terms of this Agreement.

       "Revenue Interests" shall mean, (a) with respect to any Distribution
        -----------------
Agreements, all of Orthovita's or Assignor's rights to receive payments in respect of sales of the Products in the Territories, whether to end-users or Distributors, (b) with respect to License Agreements, all of


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

Orthovita's or Assignor's rights under such License Agreements, including, without limitation, rights to receive payments in respect of sale of the Products in the Territories and (c) otherwise, all of Orthovita's or Assignor's rights, however derived, to receive payments in respect of sales of the Products in the Territories.

       "RHAKOSS" means bone replacements and spinal bone implants comprising a
        -------
pre-formed resin composite.

       "Royalty Interests" means the Assignor's right to receive payments in
        -----------------
respect of Orthovita's sale of certain products, including, without limitation, the Products, pursuant to the Vita SPC Patent License Agreement.

       "Security Agreement" shall mean the Security Agreement dated as of the
        ------------------
date hereof by and between Assignor and Assignee providing for, among other things, the grant by Assignor in favor of Assignee of a valid, continuing, perfected lien on and security interest in, the Assigned Interests and the other Collateral described therein.

       "Stock Purchase Agreement" shall mean the Stock Purchase Agreement, dated
        ------------------------
as of the date hereof, by and between Orthovita and the Assignee.

       "Term" shall mean the term of this Agreement, which shall commence on the
        ----
date hereof and terminate on the earlier of (i) December 31, 2016 and (ii) the consummation of a Repurchase Event under either Section 5.07(a) or 5.07(c).

       "Termination Event" shall mean:
        -----------------

          (i)  a Bankruptcy Event shall have occurred; or

          (ii) if (A) any representation, warranty or certification made by either Assignor or Orthovita in any of the Transaction Documents or in any certificate at any time given by either Assignor or Orthovita in writing pursuant hereto or thereto or in connection herewith or therewith shall be inaccurate on the date as of which it was made or deemed made, and such inaccuracy would, individually or in the aggregate with other inaccuracies on the part of Assignor or Orthovita, as the case may be, reasonably be expected to have a Material Adverse Effect or (B) there has occurred a breach of or default under any term, covenant, or agreement under any Transaction Document by either Assignor or Orthovita, which would, individually or in the aggregate with other breaches on the part of Assignor or Orthovita, as the case may be, reasonably be expected to have a Material Adverse Effect, and such false representation,


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

warranty or certification or breach or default, as the case may be, if capable of cure, has not been cured within thirty (30) days following receipt by Assignor or Orthovita, as applicable, from Assignee of notice of such false representation, warranty or certification or breach or default, as the case may be and requesting that the same be cured.

       "Territories" shall mean North America and Europe, as such terms are
        -----------
defined herein.

       "Transaction Documents" shall mean, collectively, this Agreement, the
        ---------------------
Assignment Documents, the Security Agreement, the Pledge Agreement and any Lockbox Agreement. For purposes of the representations and warranties contained in Article III, the term Transaction Documents shall not include the Lockbox Agreement and any Assignment Document that is not dated the date hereof and executed by Assignor, Orthovita and/or Assignee and delivered on the Closing Date until such documents are executed and delivered.

       "Transfer" or "Transferred" shall mean any sale, conveyance, assignment,
        --------      -----------
disposition or transfer, excluding any transfer pursuant to a Distribution Agreement or License Agreement.

       "Transfer Notice" shall have the meaning set forth in Section 5.05(a).
        ---------------

       "Transferees" shall have the meaning set forth in Section 2.02(c).
        -----------

       "True-Up Amount" shall have the meaning set forth in Section 2.02(d)(ii).
        --------------

       "True-Up Date" for any fiscal quarter shall mean the 20th day following
        ------------
the end of each such fiscal quarter of Assignor, unless such date is not a Business Day in which case the applicable date will be the immediately succeeding Business Day.

       "United States" shall mean the United States of America.
        -------------

       "UCC" shall mean the Uniform Commercial Code (or any similar or
        ---
equivalent legislation) as in effect in any applicable jurisdiction.

       "Vita License Agreement" shall mean the Vita Licensing Inc. License to
        ----------------------
Orthovita, Inc. dated as of July 15, 2000, as amended to date, by and between Vita Licensing and Orthovita.

       "Vita Licensing Patent Assignment Agreement" shall mean the Assignment
        ------------------------------------------
between Vita Licensing and Assignor, dated as of October 16, 2001, pursuant to which Vita Licensing


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

assigned certain Patents to Assignor, as the same shall have been amended as of the Closing Date.

       "Vita Licensing Trademark Assignment Agreement" shall mean the Assignment
        ---------------------------------------------
between Vita Licensing and Assignor, dated as of October 16, 2001, pursuant to which Vita Licensing assigned certain Trademarks to Assignor, as the same shall have been amended as of the Closing Date.

       "Vita SPC Patent License Agreement" shall mean the agreement between Vita
        ---------------------------------
Licensing and Assignor, dated as of October 16 , 2001, providing for, among other things, the payment to Assignor of the Royalty Interests.

       "Vita SPC Trademark License Agreement" shall mean the agreement between
        ------------------------------------
Vita Licensing and Assignor, dated as of October 16, 2001, providing for the licensing of certain trademarks by Assignor to Vita Licensing.

       "VITOSS" means a resorbable cancellous calcium phosphate bone void
        ------
filler.

       "Weighted Average Applicable Percentage" shall mean, with respect to any
        --------------------------------------
Fiscal Year, the average Applicable Percentage for such Fiscal Year weighted on the basis of the amount of Net Sales during such Fiscal Year against which such Applicable Percentage was applied in calculating amounts payable pursuant to Sections 2.02(d). For example, if Net Sales equaled $200 million during a Fiscal Year during the Revenue Interest Period, the Weighted Average Applicable Percentage would equal 2.63%, based on the following calculations:

       1.  (3.5%/1/ x $100 million) + (1.75% x $100 million) = $5.25 million.

       2.  $5.25 million/$200 million = 2.63%.

_________________
/1/ Assumes no adjustments to the Initial Applicable Percentage are required under Section 2.02(e) or (f).


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

                                  ARTICLE II

                    PURCHASE AND SALE OF ASSIGNED INTERESTS

     Section 2.01   Purchase and Sale.
                    -----------------

     Upon the terms and subject to the conditions set forth in this Agreement, Assignor agrees to sell, assign, transfer and convey to Assignee, and Assignee agrees to purchase from Assignor, free and clear of all Liens (except those Liens created in favor of Assignee pursuant to the Security Agreement and any other Transaction Document) and subject to the conditions set forth in Article VI, all of Assignor's rights and interests in and to the Assigned Interests on the Closing Date. Assignee's ownership interest in each of the Assigned Interests so acquired shall vest immediately upon Assignor's receipt of the payment for such Assigned Interests pursuant to Section 2.03.

     Section 2.02   Payments in Respect of the Assigned Interest.
                    --------------------------------------------

     (a) Assignee shall be entitled to receive the Advance Payments for the calendar year ending December 31, 2003 and for each calendar year thereafter during the Revenue Interest Period. During the calendar year ending December 31, 2003 and during each calendar year thereafter included in the Revenue Interest Period, proceeds from the sale of Products in the Territories which are received from time to time in the Lockbox Account of up to the total Advance Payment to which Assignee is entitled hereunder for that particular year (the "Advance
                                                                    -------
Payment Amounts") shall be swept from the Joint Concentration Account into the
---------------
Assignee Concentration Account on a daily basis pursuant to Section 5.10.

     (b) During the Fiscal Year ending December 31, 2003 and during each Fiscal Year thereafter included in the Revenue Interest Period, once Assignee has received the Advance Payment due Assignee for the applicable Fiscal Year pursuant to subsection 2.02(a) above, Orthovita and Assignor shall be entitled to retain in full (and Assignee shall not be entitled to receive the Applicable Percentage in respect of) Net Sales in an amount equal to (x) the quotient obtained by dividing the Advance Payment for such Fiscal Year by the Weighted Average Applicable Percentage applicable to Net Sales to date for such Fiscal Year, minus (y) the Advance Payment for such Fiscal Year. After retention by Assignor in full of Net Sales in the amount set forth in the preceding sentence, Assignee shall thereafter be entitled to the Applicable Percentage of Net Sales for the remainder of such Fiscal Year, subject to subsections (d), (e) and (f) below.


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

     (c) Upon any sale of the Investor Shares (as such term is defined in the Stock Purchase Agreement) other than to a Transferee (as hereinafter defined), Assignor shall receive a credit to be applied against amounts payable to Assignee under Section 2.02(d) in an amount equal to (I) the proceeds of such sale until such time as the proceeds (or any portion thereof) of such sale, together with the proceeds of all prior sales of Investor Shares, equal $5,000,000 (five million dollars) less the amount of any underwriting fees, discounts or commissions attributable to such sale of Investor Shares by the Assignee or Transferee, as applicable, and (II) thereafter, 1/3 of the sales price for such Investor Shares in excess of $5,000,000, if any, less 1/3 of the underwriting fees, discounts or commissions attributable to the sale of the Investor Shares by Assignee or a Transferee, as applicable, that generates credits to Assignor pursuant to this clause (II) of this Subsection 2.02(c).__The provisions of this Subsection 2.02(c) shall also apply to sales of Investor Shares by an Affiliate of Assignee or any other Person who purchases Investor Shares from Assignee in a transaction that is not a bona fide acquisition of such stock (such Affiliates or other Persons are referred to as "Transferees"). Following termination of this Agreement, Assignee shall promptly pay to Assignor (in lieu of any credit therefore as provided in this subsection
(c)) the amount of any outstanding credits and shall also pay to Assignor any amounts described in the preceding clauses (I) and (II) arising from dispositions of the Investor Shares following termination of this Agreement; provided, however, the aggregate credits applied on behalf of Assignor or,
--------  -------
following termination of this Agreement, paid to Assignor, may not exceed the aggregate amounts paid or payable to Assignee under this Agreement.

     (d)  Subject to the satisfaction of the provisions of subsections (a) and
(b) above, if applicable, Assignee shall be entitled to receive an amount equal to the Applicable Percentage of Net Sales made during the Revenue Interest Period, payable as follows:

             (i) the Applicable Percentage of Net Sales which shall be swept from the Joint Concentration Account into Assignee Concentration Account on a daily basis (the "Daily Amount") pursuant to Section 5.10; and
                  ------------

             (ii) in the event that the aggregate of the Daily Amounts received by Assignee during any period commencing on the first day of each Fiscal Year and ending on the last day of a fiscal quarter, taking into account the Advance Payments made in respect of such Fiscal Year, any credits against amounts payable to Assignee as provided in Section 2.02(c) and any true-up payment previously made under this Section 2.02(d)(ii) in respect of such Fiscal Year,
(x) is less than the Weighted Average Applicable Percentage of Net Sales for such period, then on the applicable True-Up Date, Assignor shall pay to Assignee an amount equal to such difference, or (y) is greater than the Weighted Average Applicable Percentage of Net Sales for such period,


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

then on the applicable True-Up Date, Assignee shall pay to Assignor an amount equal to such difference attributable to any payments previously made by Assignor in respect of such Fiscal Year, and, if any excess amount then remains attributable to the credits under Section 2.02(c), then Assignee shall pay to Assignor an amount equal to such difference attributable to any payments previously made by Assignor in respect of any previous Fiscal Years, and, if any excess amount then still remains attributable to the credits under Section 2.02(c), then Assignee shall carryover any such remaining amounts payable to Assignor under clause (y) to the next subsequent fiscal quarter or quarters until such time as they are no longer outstanding/2/ (any amount payable pursuant to the preceding clause (x) or clause (y), a "True-Up Amount").
                                                       --------------
Assignor shall, within five (5) Business Days after receipt of any amounts in respect of any accounts previously written-off for which no Applicable Percentage of Net Sales were paid to Assignee, remit to Assignee the Applicable Percentage (such Applicable Percentage to be based upon the Applicable Percentage at the time that such accounts were written-off) of any such recoveries up to the amount by which prior payments to Assignee were reduced pursuant to the second preceding sentence.

     (e) If, for any Fiscal Year during the Revenue Interest Period, actual Net Sales are less than *** of Projected Net Sales, then the Initial Applicable Percentage for any such Fiscal Year shall be ***%.

     (f) If, for any Fiscal Year during the Revenue Interest Period, actual Net Sales are less than *** but greater than or equal to *** of Projected Net Sales, then the Initial Applicable Percentage for any such Fiscal Year shall be ***%.

     (g) If, for any Fiscal Year during the Revenue Interest Period, actual Net Sales are greater than ***% of Projected Net Sales, then Assignee shall remit to Assignor an amount equal to ***% of the product of (i) the excess of Net Sales for such Fiscal Year over ***% of the Projected Net Sales and (ii) the Weighted Average Applicable Percentage for such Fiscal Year.


_____________________________
/2/ By way of example, if during the first fiscal quarter of the first Fiscal
Year:

  (a) Assignee received $500,000 under Section 2.02(d)(i);
  (b) the Weighted Average Applicable Percentage of Net Sales equaled $1 million; and
  (c) Assignor earned a credit of $1.1 million under Section 2.02(c),

then Assignee would owe Assignor $600,000, of which $100,000 would be carried forward to the next fiscal quarter.


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

     (h)  Any amounts payable pursuant to clauses (e), (f) or (g) of this
Section 2.02 shall be remitted by Assignor to Assignee (in the case of clauses
(e) or (f)) or by Assignee to Assignor (in the case of clause (g)) within sixty
(60) days after the end of the Fiscal Year.

     (i) If, for any Fiscal Year during the Revenue Interest Period, (x) the sum of (i) the aggregate Daily Amounts paid to Assignee, (ii) the aggregate True-Up Amounts paid to Assignee, (iii) the aggregate Advance Payments paid to Assignee and (iv) the aggregate amounts paid to Assignee pursuant to Sections 2.02(e) and (f) is less than (y) the sum of (i) the Weighted Average Applicable Percentage of Net Sales and (ii) the aggregate amount paid to Assignor pursuant to Sections 2.02(g), then Assignor shall pay Assignee an amount equal to the excess of clause (y) over clause (x). If the amounts set forth the preceding clause (x) exceed the amounts set forth in the preceding clause (y) then Assignee shall pay Assignor an amount equal to such excess. Any amounts payable pursuant to this subsection (i) shall be remitted within twenty (20) days following the receipt of written notice, together with supporting documentation with respect thereto (which notice shall be given no later than one hundred twenty days (120) after the end of such Fiscal Year) that such payment is due pursuant to this subsection.

     (j) If Assignee receives Advance Payment Amounts for any Fiscal Year pursuant to Section 2.02(a) that, in the aggregate, exceed the Weighted Average Applicable Percentage of Net Sales for such Fiscal Year, then Assignee shall rebate such excess amount to Assignor within sixty (60) days after the end of such Fiscal Year, but only to the extent that Assignor does not notify Assignee prior to such date that it is offsetting any amount due under this clause (j) against amounts that Assignor owes to Assignee under clause (i) of this Section 2.02.

     (k) Any payments to be made by Assignor to Assignee hereunder or under any other Transaction Document shall be made by wire transfer of immediately available funds.

     (l) Within thirty (30) Business Days following delivery to Assignee by Assignor of the Quarterly Report for the fourth fiscal quarter of each Fiscal Year during the Revenue Interest Period, to the extent that either Assignee or Assignor has determined that there is a discrepancy as to the amounts paid to Assignee hereunder for such Fiscal Year, then the Person who has made such determination may notify the other in writing of such discrepancy indicating in reasonable detail its reasons for such determination (the "Discrepancy Notice").
                                                           -------------------
In the event that either Assignee or Assignor delivers to the other party a Discrepancy Notice, Assignee and Assignor shall meet within ten (10) Business Days (or such other time as mutually agreed by the parties) after the receiving party has received a Discrepancy Notice to resolve in good faith such discrepancy. If the discrepancy has been resolved and, as a result thereof, it is determined that a


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

payment is owing by Assignee to Assignor or by Assignor to Assignee, then the party owing such payment shall promptly pay such payment to the other party. If, within forty-five (45) days after receipt of the Discrepancy Notice, Assignor and Assignee cannot resolve any such discrepancies, then Assignee and Assignor shall promptly instruct their respective firms of independent certified public accountants to select, within five (5) Business Days thereafter, a third nationally recognized accounting firm (the "Independent Accountants"). After
                                            -----------------------
offering Assignor and its representatives and Assignee and its representatives the opportunity to present their positions as to the disputed items, which opportunity shall not extend for more than ten (10) calendar days after the Independent Accountants have been selected, the Independent Accountants shall review the disputed matters and the materials submitted by Assignor and Assignee and, as promptly as practicable, deliver to Assignor and Assignee a statement in writing setting forth its determination of the proper treatment of the discrepancies as to which there was disagreement, and that determination will be final and binding upon the parties hereto without any further right of appeal. All charges of that accounting firm incurred in making that determination will be borne one-half by Assignee and one-half by Assignor.

     Section 2.03   Purchase Price.
                    --------------

     In full consideration for the assignment by the Assignor of the Assigned Interests, and subject to the terms and conditions set forth herein, Assignee shall pay to Assignor $5.0 million (five million dollars) for the Assigned Interests acquired pursuant to Section 2.01 (the "Closing Purchase Price
                                                  ----------------------
Payment"). The Closing Purchase Price Payment shall be paid by wire transfer of
-------
immediately available funds to the account designated by Assignor (the "Assignor's Account") upon the Closing.
-------------------

     Section 2.04   No Assumed Obligations.
                    ----------------------

     Notwithstanding any provision in this Agreement or any other writing to the contrary, Assignee is acquiring only the Assigned Interests and is not assuming any liability or obligation of Assignor or Orthovita of whatever nature, whether presently in existence or arising or asserted hereafter, whether under any Distribution Agreement, License Agreement and any other Transaction Document or otherwise. All such liabilities and obligations shall be retained by and remain obligations and liabilities of Assignor or Orthovita (the "Excluded Liabilities
                                                           --------------------
and Obligations").
---------------


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

                                  ARTICLE III

           REPRESENTATIONS AND WARRANTIES OF ASSIGNOR AND ORTHOVITA

       Assignor and Orthovita hereby jointly and severally represent and warrant to Assignee as of the date hereof and as of the Closing Date the following:

     Section 3.01   Organization.
                    ------------

     Orthovita, Vita Licensing and Assignor are corporations duly incorporated, validly existing and in good standing under the laws of their respective jurisdictions of incorporation, and have all corporate powers and all licenses, authorizations, consents and approvals required to carry on their respective businesses as now conducted and as proposed to be conducted in connection with the transaction contemplated hereby.

     Section 3.02   Corporate Authorization.
                    -----------------------

     Each of Assignor, Vita Licensing and Orthovita has all necessary power and authority to enter into, execute and deliver this Agreement and the other Transaction Documents to which it is a party and to perform all of the obligations to be performed by it hereunder and thereunder and to consummate the transactions contemplated hereunder and thereunder. This Agreement and the other Transaction Documents have been duly authorized, executed and delivered by each of Assignor and Orthovita (to the extent a party thereto) and each of this Agreement and each other Transaction Document to which each of Assignor and Orthovita is a party constitutes the valid and binding obligation of Assignor and Orthovita, enforceable against Assignor and Orthovita in accordance with their respective terms subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or general equitable principles.

     Section 3.03   Governmental Authorization.
                    --------------------------

     The execution and delivery by each of Assignor and Orthovita of this Agreement and the other Transaction Documents to which it is a party, and the performance by Assignor or Orthovita of its respective obligations hereunder and thereunder, does not require any notice to, action or consent by, or in respect of, or filing with, any Government Authority, except as set forth in Schedule
                                                                     --------
3.03 hereto.
----


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

     SECTION 3.04 Ownership.
                  ---------

     (a) Prior to the date hereof, subject to the terms of the Assignment Documents, each of Orthovita and Vita Licensing has Transferred to Assignor all of its rights, title and interest in and to the Intellectual Property, the Proprietary Technology, and, subject to the terms of the Vita SPC Patent License Agreement, Vita Licensing has agreed to pay the Royalty Interests to Assignor.

     (b) Assignor, immediately prior to the assignment of the Assigned Interests, owns, and is the sole holder of, all the Royalty Interests; and except as set forth on Schedule 3.04, Assignor and/or Orthovita own, are the
                       -------------
sole holder of, and/or have and hold a valid, enforceable and subsisting license to, all of those other assets that are required to produce or receive any payments from any Distributor or payor under and pursuant to, and subject to the terms of each of the Distribution Agreements, in each case free and clear of any and all Liens, except those Liens created in favor of Assignee pursuant to the Security Agreement and any other Transaction Document. Neither Orthovita nor Assignor has transferred, sold, or otherwise disposed of, or agreed to transfer, sell, or otherwise dispose of any portion of the Revenue Interests other than as contemplated by this Agreement, the Assignment, the Vita License Agreement, the Vita SPC Patent License Agreement or the applicable Distribution Agreement. No Person other than Orthovita, Vita Licensing or Assignor has any right to receive the payments payable under any Distribution Agreement other than (a) in respect of the Assigned Interests, Assignee from and after the Closing Date and (b) as set forth on Schedule 3.04. Assignor has the full right to sell, transfer,
             -------------
convey and assign to Assignee all of Assignor's rights and interests in and to the Assigned Interests being sold, transferred, conveyed and assigned to Assignee pursuant to this Agreement without any requirement to obtain the consent of any Person. By the delivery to Assignee of the executed Assignment, Assignor shall transfer, convey and assign to Assignee all of Assignor's rights and interests in and to the Assigned Interests being sold, transferred, conveyed and assigned to Assignee pursuant to this Agreement, free and clear of any Liens, except those Liens created in favor of Assignee pursuant to the Security Agreement and any other Transaction Document. At the Closing, upon payment of the Closing Purchase Price Payment by Assignee to Assignor, and upon the delivery of the Assignment to Assignee by Assignor, Assignee shall have acquired good and valid rights and interests of Assignor in and to the Assigned Interests being sold, transferred, conveyed and assigned to Assignee pursuant to this Agreement, free and clear of any and all Liens, except those Liens created in favor of Assignee pursuant to the Security Agreement and any other Transaction Document and other than as set forth on Schedule 3.04.
                                        -------------


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

     SECTION 3.05 Financial Statements.
                  --------------------

     The Financial Statements are complete and accurate in all material respects, were prepared in conformity with GAAP and present fairly in all material respects the financial position and the financial results of Orthovita and its subsidiaries as of the dates and for the periods covered thereby. There has been no Material Adverse Change since December 31, 2000.

     SECTION 3.06 No Undisclosed Liabilities.
                  --------------------------

     Except for those liabilities (a) reflected in the Financial Statements, and
(b) incurred by Orthovita or any of its subsidiaries in the ordinary course of business since June 30, 2001, or (c) that may be incurred under this Agreement or under any of the Transaction Documents, there are no material liabilities of Orthovita and any of its subsidiaries or Assignor separately of any kind whatsoever, whether accrued, contingent, absolute, determined or determinable, and there is no condition, situation or set of circumstances which would reasonably be expected to result in such a material liability.

     SECTION 3.07 Solvency.
                  --------

     None of Assignor, Vita Licensing nor Orthovita is Insolvent. Assuming consummation of the transactions contemplated by this Agreement, (a) the present fair saleable value of each of Assignor's and Orthovita's assets is greater than the amount required to pay its debts as they become due, (b) neither Assignor nor Orthovita has unreasonably small capital with which to engage in its business, and (c) neither Assignor nor Orthovita has incurred, or has present plans to or intends to, incur, debts or liabilities (other than debts or liabilities incurred pursuant hereto and pursuant to the Transaction Documents) beyond its ability to pay such debts or liabilities as they become absolute and matured.

     SECTION 3.08 Litigation.
                  ----------

     (a) There is no (a) action, suit, arbitration proceeding, claim, investigation or other proceeding pending or, to the Knowledge of each of Assignor and Orthovita, threatened against either Assignor or Orthovita or (b) governmental inquiry pending or, to the Knowledge of each of Assignor and Orthovita, threatened against either Assignor or Orthovita, in each case with respect to clauses (a) and (b) above, which, if adversely determined, would question the validity of, or could materially and adversely affect or prevent the consummation of, the transactions contemplated by this Agreement or any of the other Transaction Documents or would reasonably be expected to have a Material Adverse Effect. There is no action, suit, claim, proceeding or


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

investigation pending or, to the Knowledge of each of Assignor and Orthovita, threatened against any other Person relating to the Products, any Existing Distribution Agreement, any Existing License Agreement, the Intellectual Property, the Revenue Interests or the Assigned Interests.

     SECTION 3.09 Compliance with Laws.
                  --------------------

     Neither Assignor nor Orthovita (a) is in violation of, has violated, or to the Knowledge of either Assignor or Orthovita, is under investigation with respect to, and, (b) to the Knowledge of either Assignor or Orthovita, has been threatened to be charged with or been given notice of any violation of, with respect to clauses (a) and (b) above, any law, rule, ordinance or regulation, judgment, order or decree entered by any Government Authority applicable to either Assignor or Orthovita, the Assigned Interests, the Revenue Interests, any Existing Distribution Agreement or any Existing License Agreement which would reasonably be expected to have a Material Adverse Effect.

     SECTION 3.10 Conflicts.
                  ---------

     (a) Neither the execution and delivery of this Agreement or any other Transaction Document nor the performance or consummation of the transactions contemplated hereby or thereby will: (i) contravene, conflict with, result in a breach or violation of, constitute a default under, or accelerate the performance provided by, in any material respect any provisions of: (A) any law, rule or regulation of any Government Authority, or any judgment, order, writ, decree, permit or license of any Government Authority, to which Assignor or Orthovita or any of their respective assets or properties may be subject or bound; or (B) any contract, agreement, commitment or instrument to which either Assignor or Orthovita is a party or by which Assignor or Orthovita or any of their respective assets or properties is bound or committed; (ii) contravene, conflict with, result in a breach or violation of, constitute a default under, or accelerate the performance provided by, in any respects any provisions of the certificate of incorporation or by-laws (or other organizational or constitutional documents) of Assignor or Orthovita; (iii) except for the filing of the UCC-1 financing statements required hereunder or as set forth in Schedule
                                                                        --------
3.10(a) hereto, require any notification to, filing with, or consent of, any
-------
Person (including, without limitation, any party to any Existing Distribution Agreement, any Existing License Agreement or any licensor of any Intellectual Property to Assignor or Orthovita, as applicable) or Government Authority; (iv) constitute a breach of or default under any Existing Distribution Agreement or any Existing License Agreement or give rise to any right of termination, cancellation or acceleration of any right or obligation of Assignor, Orthovita or any other Person or to a loss of any benefit relating to the Revenue Interests or Assigned Interests; or


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

(v) result in the creation or imposition of any Lien on (A) the assets or properties of Assignor or Orthovita or (B) the Assigned Interests, Revenue Interests, any of the Existing Distribution Agreements, any Existing License Agreement, or any other Collateral, other than, with respect to clauses (A) and
(B) above, pursuant to the Security Agreement.

     (b) Neither Assignor nor Orthovita has granted, and nor does there exist, any Lien on the Revenue Interests, any Existing Distribution Agreements, any Existing License Agreement, the Assigned Interests or any other Collateral other than pursuant to the Security Agreement.

     SECTION 3.11 Material Contracts.
                  ------------------

     Neither Assignor nor Orthovita is in breach of or in default under any Material Contract, including, without limitation, any Distribution Agreement or any License Agreement to which Orthovita is a party, except for that which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. To the Knowledge of Orthovita and Assignor, nothing has occurred and no condition exists that would permit any other party thereto to terminate any Material Contract to which either Assignor or Orthovita is a party, and neither Assignor nor Orthovita has received any notice or threat of termination of any such Material Contract. To the knowledge of Assignor and Orthovita, no other party to a Material Contract to which either Assignor or Orthovita is a party is in breach of or in default under such Material Contract. All Material Contracts to which either Assignor or Orthovita is a party are valid and binding and are in full force and effect.

     SECTION 3.12 Intellectual Property.
                  ---------------------

     (a)  Schedule 3.12(a) sets forth an accurate and complete list of all (1)
          ----------------
North American and European Patents and North American and European Patent applications and (2) trade names, common law trademarks and service marks, registrations and applications for registration with the U.S. Patent and Trademark Office of service marks and trademarks and (3) copyright registrations ("Registered Intellectual Property"), which are necessary for, or actually used
  --------------------------------
in, the development, manufacture, commercialization, marketing or other use of the Products by Assignor, Orthovita or their licensee(s), except as otherwise disclosed therein and, which are owned by, licensed to, licensed by or otherwise used by Assignor or Orthovita. For each listed Patent and Registered Intellectual Property, Assignor has identified (i) the owner, (ii) the countries in which such Patent or Registered Intellectual Property is patented or registered or in which an application for patent or registration is pending,
(iii) the application number, (iv) the registration or patent number, and (v) the expiration date thereof, as applicable,


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

absent any patent term extensions and the date on which any applicable maintenance fee is due or payable. ***.

     (b)  ***.

     (c)  ***.

     (d)  ***.

     (e)  ***.

     (f)  ***

     (g)  ***

     (h)  ***.

     (i)  ***.

     (j)  ***.

     (k)  ***

     (l)  ***.

     (m)  ***.

     SECTION 3.13 Regulatory Approval.

     (a)  ***.

     (b)  ***

     (c)  ***.

     SECTION 3.14 Transfer of Intellectual Property Rights.
                  ----------------------------------------

     Neither Assignor nor Orthovita is transferring to Assignee any interest in any Patents, other patents or other Intellectual Property of either Assignor or Orthovita.


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

     SECTION 3.15 Subordination.
                  -------------

     ***.

     SECTION 3.16 Place of Business.
                  -----------------

     Assignor's principal place of business and chief executive office are set forth on Schedule 3.16. Orthovita's principal place of business and chief
         -------------
executive office are set forth on Schedule 3.16.
                                  -------------

     SECTION 3.17 Broker's Fees.
                  -------------

     Neither Assignor nor Orthovita has taken any action which would entitle any Person to any commission or broker's fee in connection with the transactions contemplated by this Agreement.

     SECTION 3.18 Other Information.
                  -----------------

     No written statement, information, report or materials prepared by or on behalf of either Assignor or Orthovita and furnished to Assignee by or on behalf of either Assignor or Orthovita in connection with this Agreement or any Transaction Document or any transaction contemplated hereby or thereby, no written representation, warranty or statement made by either Assignor or Orthovita in any Transaction Document, and no schedule or exhibit hereto, in each case with respect to any of the foregoing contains any untrue statement of a material fact or omits any statement of material fact necessary in order to make the statements made therein in light of the circumstances under which they were made not misleading.

     SECTION 3.19 Distribution Agreements and License Agreements.
                  ----------------------------------------------

     The Existing Distribution Agreements and Existing License Agreements are in full force and effect and there has been no correspondence or other written communication sent by or on behalf of Assignor or Orthovita to, or received by or on behalf of Assignor or Orthovita from, any Distributor or Licensee, the subject matter of which would reasonably be expected to have a Material Adverse Effect.

     (a) With respect to the Existing Distribution Agreements and Existing License Agreements:


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

          (i) Except for that which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, each such Existing Distribution Agreement and Existing License Agreement, as applicable, is in full force and effect and has not been impaired, waived, altered or modified in any respect, whether by way of any sublicense, consent or otherwise and no licensee has granted a sublicense under any Existing Distribution Agreement or any Existing License Agreement.

          (ii) Except for that which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, the Distributor or Licensee under each such Existing Distribution Agreement or Existing License Agreement, as applicable, has not been released, in whole or in part, from any of its obligations under such Existing Distribution Agreement or Existing License Agreement.

          (iii) Neither Orthovita nor Assignor has received (A) any notice of any Distributor's or any Licensee's intention to terminate such Existing Distribution Agreement or Existing License Agreement, as applicable, in whole or in part or (B) any notice requesting any amendment, alteration or modification of such Existing Distribution Agreement, Existing License Agreement or any sublicense or assignment thereunder.

          (iv) To the Knowledge of Orthovita and Assignor, nothing has occurred and no condition exists that would materially and adversely impact the right of either Orthovita or Assignor to receive any payments payable under the Existing Distribution Agreement or Existing License Agreement. None of Assignor, Orthovita or, the Knowledge of Orthovita and Assignor, any Distributor or Licensee, as applicable, has taken any action or omitted to take any action, that would materially and adversely impact the right of Assignee to receive the Assigned Interests or the Applicable Percentage of the Net Sales.

          (v) All payments required to be made as of the Closing Date under the terms of each Existing Distribution Agreement and Existing License Agreement have been made. To the Knowledge of Orthovita and

[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

                    Assignor, no payment required to be made under the terms of any Existing Distribution Agreement or Existing License Agreement, as applicable, has been subject to any claim pursuant to any right of rescission, set-off, counterclaim or defense. The operation of any of the terms of any Existing Distribution Agreement or Existing License Agreement, or the exercise of any rights thereunder, will not render such Existing Distribution Agreement or Existing License Agreement, as applicable, unenforceable, in whole or in part.

          (vi) Except for that which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, such Existing Distribution Agreement or Existing License Agreement, as applicable, has not been satisfied in full, discharged, canceled, terminated, subordinated or rescinded, in whole or in part. Such Distribution Agreement or Existing License Agreement, as applicable, is the entire agreement between Orthovita and the Distributor or Licensee, as applicable, party thereto relating to the subject matter thereof and constitutes the only document, agreement or instrument between Orthovita and such Distributor or Licensee, as applicable, that relates to the sales of the related Products.

          (vii) Except for that which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, such Existing Distribution Agreement or Existing License Agreement, as applicable, is the legal, valid and binding obligation of Orthovita and the Distributor or Licensee, as applicable, party thereto, enforceable against Orthovita and such Distributor or Licensee, as applicable, in accordance with its terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general equitable principles. The execution, delivery and performance of such Existing Distribution Agreement or Existing License Agreement was and is within the corporate powers of Orthovita and, to the Knowledge of Orthovita and Assignor, the Distributor or Licensee, as applicable, party thereto. Such Existing Distribution Agreement or Existing License Agreement was duly authorized by all necessary action on the part of, and validly executed and delivered by, Orthovita and, to the Knowledge of


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

                    Orthovita and Assignor, the Distributor or Licensee, as applicable, party thereto. There is no breach or default, or event which upon notice or the passage of time, or both, could give rise to any breach or default, in the performance of such Existing Distribution Agreement or Existing License Agreement by Orthovita or, to the Knowledge of Orthovita and Assignor, the Distributor or Licensee, as applicable, party thereto.

          (viii) Except for that which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, the representations and warranties made in each Existing Distribution Agreement or Existing License Agreement by Assignor were as of the date made true and correct in all material respects.

     Section 3.20   Insurance.
                     ---------

     There is in full force and effect insurance policies maintained by Orthovita with an insurance company rated not less than *** by ***, with coverages and in amounts customary for companies of comparable size and condition similarly situated in the same industry as Orthovita, including without limitation product liability insurance, directors and officers insurance and insurance against litigation liability, subject only to such exclusions and deductible items as are usual and customary in insurance policies of such type. A copy of Orthovita's insurance policy or insurance policies is attached hereto as Schedule 3.20.
   -------------

     Section 3.21   Organizational Documents of Assignor.
                    ------------------------------------

     Attached as Exhibits G and H are true and complete copies, each certified by a senior officer of Assignor, of the Certificate of Incorporation and By-Laws of Assignor, respectively.


                                  ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF ASSIGNEE

     Assignee represents and warrants to each of Assignor and Orthovita as of the date hereof the following:


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

     Section 4.01   Organization.
                    ------------

     Assignee is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware, and has all partnership powers and all licenses, authorizations, consents and approvals required to carry on its business as now conducted.

     Section 4.02   Authorization.
                    -------------

     Assignee has all necessary power and authority to enter into, execute and deliver this Agreement and to perform all of the obligations to be performed by it hereunder. This Agreement has been duly authorized, executed and delivered by Assignee and constitutes its valid and binding obligation of Assignee, enforceable against Assignee in accordance with its terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general equitable principles.

     Section 4.03   Broker's Fees.
                    -------------

     Assignee has not taken any action which would entitle any Person to any commission or broker's fee in connection with the transactions contemplated by this Agreement.

     Section 4.04   Conflicts.
                    ---------

     Neither the execution and delivery of this Agreement or the other Transaction Documents nor the performance or consummation of the transactions contemplated hereby or thereby will: (i) contravene, conflict with, result in a breach or violation of, constitute a default under, or accelerate the performance provided by, in any material respects any provisions of: (A) any law, rule or regulation of any Government Authority, or any judgment, order, writ, decree, permit or license of any Government Authority, to which Assignee or any of its assets or properties may be subject or bound; or (B) any material contract, agreement, commitment or instrument to which Assignee is a party or by which Assignee or any of its assets or properties is bound or committed; (ii) contravene, conflict with, result in a breach or violation of, constitute a default under, or accelerate the performance provided by, in any respects any provisions of organizational or constitutional documents of Assignee; or (iii) require any notification to, filing with, or consent of, any Person or Government Authority.


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

     Section 4.05   Consents.
                    --------

     The execution and delivery by Assignee of this Agreement and the other Transaction Documents to which it is a party, and the performance by Assignee of its obligations hereunder and thereunder, does not require any notice to, action or consent by, or in respect of, or filing with, any Governmental Authority or Person.

     Section 4.06   No Short Position.
                    -----------------

     Assignee has no short position in Orthovita securities as of the Closing Date.


                                   ARTICLE V

                                   COVENANTS

     During the Term, each party hereto (as the case may be) agrees that:

     Section 5.01   Consents and Waivers.
                    --------------------

     Each of Assignor and Orthovita shall use commercially reasonable efforts to obtain any required consents, acknowledgements, certificates or waivers so that the transactions contemplated by this Agreement or any other Transaction Document may be consummated and shall not result in any default or breach or termination of any of the Distribution Agreements or License Agreements.

     Section 5.02   Access; Books and Records.
                    -------------------------

     (a) Promptly after receipt by either Assignor or Orthovita of notice of any action, claim, investigation, proceeding (commenced or threatened), certificate, offer, proposal, material correspondence or other material written communication relating to the transactions contemplated by this Agreement, any other Transaction Document, the Revenue Interests, any Distribution Agreement or any License Agreement_relating to the sale of the Products in the Territories, which, in the case of an action, claim, investigation or proceeding, if adversely determined, would reasonably be expected to have a Material Adverse Effect, then, Assignor and/or Orthovita shall inform Assignee of the receipt of such notice and the substance of such action, claim, investigation, proceeding, certificate, offer, proposal, correspondence or other


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

written communication and, if in writing shall furnish Assignee with a copy of such notice and any related materials with respect to such action, claim, investigation, proceeding, certificate, offer, proposal, correspondence or other written communication.


     (b) Each of Assignor and Orthovita shall keep and maintain, or cause to be kept and maintained, at all times accurate and complete books and records. Orthovita and Assignor shall keep and maintain, or cause to be kept and maintained, at all times full and accurate books of account and records adequate to correctly reflect all payments paid and/or payable with respect to Revenue Interests and Assigned Interests and all deposits made into the applicable Deposit Accounts.

     (c) Assignee and any of Assignee's Consultants shall have the right, from time to time, to visit Orthovita's and/or Assignor's offices and properties where Orthovita and/or Assignor keeps and maintains its books and records relating or pertaining to the Revenue Interests, the Assigned Interests and the other Collateral for purposes of conducting an audit of such books and records, and to inspect, copy and audit such books and records, during normal business hours, and, upon five (5) Business Days written notice given by Assignee to Orthovita and/or Assignor, Orthovita and/or Assignor will provide Assignee and any of Assignee's Consultants reasonable access to such books and records, and shall permit Assignee and any Assignee's Consultants to discuss the business, operations, properties and financial and other condition of Orthovita and/or Assignor or any of their Affiliates relating or pertaining to the Revenue Interests, the Assigned Interests and the other Collateral with officers of such parties, and with their independent certified public accountants (to the extent such independent certified accountants agree to discuss such matters with Assignee). Assignee's visits to Orthovita's or Assignor's offices pursuant to this subsection (c) shall occur not more than once for each company per fiscal quarter; provided, however, that Assignee may so visit more frequently to
         --------  -------
the extent that there has occurred an event a reasonably foreseeable consequence of which is a Material Adverse Effect and Assignee's visit or visits to Orthovita's or Assignor's offices in connection therewith are for purposes related to such event. To the extent that Assignee elects to conduct audits of both Orthovita and Assignor during the same fiscal quarter under this subsection
(c), Assignee shall use commercially reasonable efforts to conduct any such audits simultaneously.

     (d) In the event any audit of the books and records of Orthovita or Assignor relating to the Revenue Interests, Assigned Interests, and the other Collateral by Assignee and/or any of Assignee's Consultants reveals that the amounts paid to Assignee hereunder for the period of such audit have been understated by more than the greater of *** or *** of the amounts


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

determined to be due for the period subject to such audit, then the Audit Costs in respect of such audit shall be borne by Orthovita or Assignor; and in all other cases, such Audit Costs shall be borne by Assignee.

          (e) Orthovita and/or Assignor has furnished to Assignee copies of all Distribution Agreements and License Agreements to which either is currently a Party. Orthovita and/or Assignor shall furnish or cause to be furnished, to Assignee, copies of all Distribution Agreements or License Agreements to which Orthovita or Assignor becomes a party, within ten (10) Business Days after the execution of each such agreement.

          (f) Provided that Assignee agrees to maintain the confidentiality of materials described in this Section 5.02(f) and so long as the disclosure of such materials would not compromise any of Orthovita's rights or protections with respect to a Regulatory Agency, Orthovita shall: (i) within five (5) business days of receipt thereof, provide Assignee with copies of the following regulatory documentation that is either generated or received by Orthovita from a Regulatory Agency in the Territories with respect to the Products: ***.

          Section 5.03   Material Contracts.
                         ------------------

          Each of Assignor and Orthovita shall use its best commercially practicable efforts to comply with all material terms and conditions of and fulfill all of its obligations under all the Material Contracts including, without limitation, any Distribution Agreement or any License Agreement to which Orthovita is a party.

          Section 5.04   Confidentiality; Public Announcement.
                         ------------------------------------

          (a) All information furnished by Assignee to either Assignor or Orthovita or by either Assignor or Orthovita to Assignee, including the Confidential Information, in connection with this Agreement and any other Transaction Document and the transactions contemplated hereby and thereby, as well as the terms, conditions and provisions of this Agreement and any other Transaction Document, shall be kept confidential by Assignor, Orthovita and Assignee, and shall be used by Assignor, Orthovita and Assignee only in connection with this Agreement and any other Transaction Document and the transactions contemplated hereby and thereby, except to the extent that such information (i) is already known by the party to whom the information is disclosed or is already in the public domain at the time the information is disclosed, (ii) thereafter becomes lawfully obtainable from other sources, (iii) is required to be disclosed in any document to be filed with any Government Authority, or (iv) is required to be disclosed under securities laws, rules and regulations applicable to Assignor, Orthovita or Assignee, as the


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

case may be, or pursuant to the rules and regulations of the Nasdaq Stock Market or any other stock exchange or stock market on which securities of Orthovita or Assignor may be listed for trading. Notwithstanding the foregoing, Assignor, Orthovita and Assignee may disclose such information to their partners, directors, employees, managers, officers, investors, bankers, advisors, trustees and representatives on a need-to-know basis, provided that such Persons shall be
                                             --------
informed of the confidential nature of such information and shall be obligated to keep such information confidential pursuant to the terms of this Section 5.04(a). Each of Assignor and Orthovita will consult with Assignee, and Assignee will consult Assignor and Orthovita, on the form, content and timing of any such disclosures of Confidential Information including, without limitation, any disclosures made pursuant to applicable securities laws or made to investment or other analysts.

          (b) Except as required by law or the rules and regulations of any securities exchange or trading system or the FDA or any Government Authority with similar regulatory authority, or except with the prior written consent of the other party (which consent shall not be unreasonably withheld), neither party shall issue any press release or make any other public disclosure with respect to the transactions contemplated by this Agreement or any other Transaction Document. Assignor and Assignee shall jointly prepare a press release for dissemination promptly following the Closing Date.

          (c) Orthovita shall consult with Assignee and Assignee shall have adequate opportunity to review and comment with respect to public disclosures or filings to be made to the Securities and Exchange Commission or any other Government Authority relating to the Transaction Documents or any terms thereof.

          Section 5.05   Right of First Refusal.
                         ----------------------
          (a) If Orthovita or any Affiliate of Orthovita at any time during the Term proposes to Transfer (each, a "Proposed Transfer") any of the Revenue
                                    -----------------
Interests (other than: (i) as part of a transaction in which material rights in the Products other than or in addition to Revenue Interests (including, without limitation, the Transfer of Patents, trademarks and Proprietary Technology) are Transferred; or (ii) a licensing of rights to distribute RHAKOSS or use the Proprietary Technology related to RHAKOSS) (the "Other Interests"), then
                                                 ---------------
Orthovita shall, at least twenty (20) days prior to the closing of such Proposed Transfer, give written notice (the "Transfer Notice") to Assignee setting forth
                                    ---------------
(i) the Other Interests that are to be Transferred pursuant to such Proposed Transfer (the "Offered Interests"), (ii) the anticipated date of the closing of
               -----------------
such Proposed Transfer, (iii) the names and addresses of the proposed transferees, and (iv) the

[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

material terms of such Proposed Transfer, including the cash and/or other consideration to be received in respect of such Proposed Transfer. Notwithstanding anything contained herein to the contrary, each of Assignor and Orthovita shall be permitted, from time to time, to enter into agreements and transactions relating to the Proprietary Technology, including, without limitation, License Agreements, Distribution Agreements and accounts receivable financing, the granting of any security interest subordinate to Assignee's or an agreement to effect a Change in Control, none of which shall constitute a Proposed Transfer.

          (b) Upon the receipt of any Transfer Notice, Assignee will have the option, but not the obligation, to purchase all, but not less than all, of all the Offered Interests, on the same terms as are specified in the Transfer Notice, provided, that Assignee will have the right to substitute cash in the
        --------
amount of the Fair Market Value of any non-cash consideration proposed to be received from the proposed transferee(s). Within twenty (20) days after Assignee's receipt of the Transfer Notice, Assignee will give a written notice (a "Notice of Election") to Orthovita stating whether it elects to exercise such
    ------------------
option.

          (c) Failure by Assignee to give a Notice of Election within such time period specified in subsection (b) of this Section 5.05 will be deemed an election by Assignee not to exercise its option to purchase all the Offered Interests. The closing of the purchase and sale of the Offered Interests to Assignee will take place as soon as is reasonably practicable on such date and at such time and place, in each case as Assignee may reasonably determine but not later than twenty (20) days following Assignor's receipt of the Notice of Election. If Assignee does not elect to purchase all of the Offered Interests hereunder, Orthovita will thereafter be free for a period of one hundred five
(105) days after expiration of the twenty (20) day period referred to subsection
(b) of this Section 5.05 to consummate the Proposed Transfer described in the Transfer Notice to the transferee(s) specified therein, at the price and on substantially identical terms set forth therein. However, if such Proposed Transfer is not consummated within such 105-day period, Orthovita will not Transfer any of the Offered Interests as have not been purchased within such period without again complying with all of the provisions of this Section 5.05.

          Section 5.06   Quarterly Reports.
                         -----------------

          Orthovita shall, promptly after the end of each fiscal quarter of Orthovita (but in no event later than (x) forty give (45) days following the end of such quarter, or (y) 60 days following the end of such quarter if the Quarterly Report includes information provided by Licensees), produce and deliver to Assignee a Quarterly Report for such quarter, together with a certificate of a senior officer of Orthovita, certifying that to the Knowledge of each such officer


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

(i) such Quarterly Report is a true and complete copy and (ii) any statements and any data and information therein prepared by Orthovita are true, correct and accurate in all material respects.

          Section 5.07   Purchase Options.
                         ----------------

          (a) In the event that a Purchase Option Event shall occur during the Term, the Assignee shall have the right, but not the obligation (the "Assignee
                                                                      --------
Option Repurchase"), exercisable within *** days of its receipt of written
-----------------
notice from the Assignor of the Purchase Option Event (the "Purchase Option
                                                            ---------------
Exercise Period"), to require the Assignor to repurchase from the Assignee the
---------------
Assigned Interests for a repurchase price equal to an amount such that the amount of such repurchase price, together with all amounts paid to Assignee in respect of the Assigned Interests (including, without limitation, amounts paid under Section 5.07(d), Advance Payment Amounts, credits earned by the Assignor pursuant to Section 2.02(c) and all amounts payable in respect of Net Sales) and not repaid by Assignee to Assignor, discounted annually at the Applicable Discount Rate to the date or dates on which the Aggregate Purchase Price or installments thereof were paid to Assignor, equals the Aggregate Purchase Price (the "Assignee Option Repurchase Price"); provided, however, that if the event
      --------------------------------
constituting a exercised the Assignor Option Repurchase, the Purchase Option Exercise Period shall be *** days from the day of receipt by the Assignee of notice of Assignor's election to exercise the Assignor Option Repurchase. If each of Assignee and Assignor exercise the Assignee Option Repurchase and the Assignor Option Repurchase, respectively, within *** days of each other, the repurchase price shall equal the average of the Assignor Option Repurchase Price and the Assignee Option Repurchase Price. If the applicable repurchase price payable under this Section 5.07(a) is equal to the Assignee Option Repurchase Price, then Assignor shall, within *** days following the Assignor's receipt of the Assignee's repurchase election notice, repurchase from the Assignee the Assigned Interests at the Assignee Option Repurchase Price the payment of which shall be made by wire transfer, in immediately available funds, to the Assignee's Account designated by the Assignee in such election notice. If the applicable repurchase price payable under this Section 5.07(a) is equal to the average of the Assignee Option Repurchase Price and the Assignor Option Repurchase Price, then the Assignor shall within *** days following the consummation of the Purchase Option Event, repurchase from the Assignee the Assigned Interests at a price equal to the average of the Assignee Option Repurchase Price and the Assignor Option Repurchase Option.

          (b)  ***


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

          (c) In the event that a Call Option Event shall occur, then Assignor shall have the option ("Assignor Option Repurchase"), to repurchase the Assigned
                        --------------------------
Interests for a repurchase price ("Assignor Option Repurchase Price") equal to
                                   --------------------------------
to *** less any amounts received by Assignee pursuant to Section 5.07(d), Advance Payment Amounts for the Fiscal Year in which the Call Option Event occurs, and any outstanding credits earned pursuant to Section 2.02(c); provided, however, that if the event constituting a Call Option Event also constitutes a Purchase Option Event, and each of Assignee and Assignor exercise the Assignee Option Repurchase and the Assignor Option Repurchase, respectively, within *** days of each other, the repurchase price shall equal the average of the Assignor Option Repurchase Price and the Assignee Option Repurchase Price; provided, further, that if (i) the Call Option Event that results in the Assignor exercising the Assignor Option Repurchase occurs during the Purchase Option Exercise Period of a separate, prior Purchase Option Event that did not also constitute the Call Option Event at issue, and (ii) Assignee exercises its Assignee Option Repurchase in respect thereof within *** days of receipt of notice of the exercise by Assignor of the Assignor Option Repurchase, then, notwithstanding anything contained in Section 5.07(a) to the contrary, the repurchase price shall equal the greater of the Assignee Option Repurchase Price and the Assignor Option Repurchase Price. In order to exercise the Assignor Option Repurchase, Assignor must notify Assignee of its election to so repurchase the Assigned Interests not less than *** days prior to the date of the Call Option Event. Assignor shall, within *** days following the consummation of the Call Option Event, repurchase from the Assignee the Assigned Interests at the Assignor Option Repurchase Price, the Assignee Option Repurchase Price or the average of the Assignee Option Repurchase Price and the Assignor Option Repurchase Price, as applicable, payment of which shall be made by wire transfer of immediately available funds to Assignee's Account designated by Assignee.

          (d) In the event Assignor or Orthovita licenses a substantial majority of their respective rights to distribute RHAKOSS or use the Proprietary Technology related to RHAKOSS (other than a license for the use of the Proprietary Technology related to RHAKOSS outside the Field of Use) in either Europe or North America, or Transfers all or a substantial majority of any of their respective rights in RHAKOSS in either Europe or North America, or enters into a co-promotion arrangement that constitutes a Transfer or license of a substantial majority of any of their respective rights in RHAKOSS in either Europe or North America, (x) Assignor shall have the option (the "Assignor RHAKOSS Repurchase Option") to repurchase Assignee's right to receive payments hereunder in respect of Net Sales of RHAKOSS for a repurchase price equal to *** and (y) Assignee shall have the option (the "Assignee RHAKOSS Repurchase Option) to require the Assignor to repurchase Assignee's right to receive payments hereunder in respect of Net Sales of RHAKOSS for a repurchase price equal to ***. Orthovita


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

or Assignor, as applicable, shall provide Assignee with at least 20 days prior written notice of a proposed Transfer of all or a substantial majority of its interest in RHAKOSS in *** (the "Proposed Transfer Notice," which notice shall be deemed "Confidential Information" if such proposed Transfer has not been publicly disclosed by Orthovita). In order to exercise the Assignee RHAKOSS Repurchase Option, Assignee must deliver notice of such exercise to Orthovita within *** Business Days after receipt of the Proposed Transfer Notice.

          (e) In connection with the consummation of an Assignee Option Repurchase, Assignor Option Repurchase, Assignor RHAKOSS Repurchase Option or Assignee RHAKOSS Repurchase Option pursuant to subparagraphs (a), (c) or (d) above (a "Repurchase Event"), Assignee agrees that it will (i) promptly execute
          ----------------
and deliver to Assignor such UCC termination statements and other documents as may be necessary to release Assignee's Lien on the Collateral (provided that, in the case of a Repurchase Event under Section 5.07(d), the Collateral released will only relate to RHAKOSS and sales thereof) and otherwise give effect to such Repurchase Event and (ii) take such other action or provide such other assistance as may be necessary to give effect to the Repurchase Event.

          (f) Assignee's failure to exercise the Assignee Option Repurchase under Section 5.07(a) and/or (b) upon the occurrence of a Purchase Option Event or an event described in Section 5.07(b) shall not preclude Assignee from exercising the Assignee Option Repurchase under Section 5.07(a) and/or (b) upon the occurrence of a subsequent Purchase Option Event or a subsequent event described in Section 5.07(b).

          Section 5.08   Security Agreements.
                         -------------------

          (a) Assignor shall at all times until the Obligations of Assignor are paid and performed in full grant in favor of Assignee a valid, continuing, first perfected lien on and security interest in the Royalty Interests, the Assigned Interests, the Intellectual Property and the other Collateral described in the Security Agreement.

          (b) Assignor shall not grant a security interest in (x) the Assigned Interests or Royalty Interests to any other party that in any way conflicts with Assignee's security interest pursuant to Section 5.08(a)(i), the Security Agreement or any of Assignee's rights under the Security Agreement including, without limitation, the exercise of remedies thereunder or (y) except as provided in Section 5.08(c), the other Collateral described in the Security Agreement.

          (c) Assignor and Assignee agree that, in the event Assignor grants to a lender a security interest in or rights to any portion of collections from the License Agreements and the


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

Distribution Agreements which includes such collections with respect to sales of the Products in the Territories, Assignee agrees, and Assignor shall, under the terms of its agreements with such lender, cause such lender to agree, that each of Assignee's and such lender's right to enforce collections under such agreements shall be shared on a pari passu basis based upon the rights granted to Assignee under the Security Agreement and the right granted by Assignor to such lender.

          Section 5.09   Best Efforts; Further Assurance.
                         -------------------------------

          (a) Subject to the terms and conditions of this Agreement, each party hereto will use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary under applicable laws and regulations to consummate the transactions contemplated by this Agreement and any other Transaction Document. Assignee, Assignor and Orthovita agree to execute and deliver such other documents, certificates, agreements and other writings (including any financing statement filings requested by Assignee) and to take such other actions as may be reasonably necessary in order to consummate or implement expeditiously the transactions contemplated by this Agreement and any other Transaction Document and to vest in Assignee good, valid and marketable rights and interests in and to the Assigned Interests free and clear of all Liens, except those Liens created in favor of Assignee pursuant to the Security Agreement and any other Transaction Document.

          (b) Each of the parties hereto shall execute and deliver such additional documents, certificates and instruments, and to perform such additional acts, as may be reasonably requested and necessary or appropriate to carry out and effectuate all of the provisions of this Agreement and any other Transaction Document and to consummate all of the transactions contemplated by this Agreement and any other Transaction Document.

          (c) Orthovita, Assignor and Assignee hereto shall cooperate and provide assistance as reasonably requested by the other party in connection with any litigation, arbitration or other proceeding (whether threatened, existing, initiated, or contemplated prior to, on or after the date hereof) to which any party hereto or any of its officers, directors, shareholders, agents or employees is or may become a party or is or may become otherwise directly or indirectly affected or as to which any such Persons have a direct or indirect interests, in each case relating to this Agreement, any other Transaction Document, the Assigned Interests or any other Collateral, or the transactions described herein or therein.


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

          Section 5.10   Remittance to Lockbox Account.
                         -----------------------------

          (a) Within sixty (60) days after the date of this Agreement, the parties hereto shall enter into a Lockbox Agreement in form and substance reasonably satisfactory to the parties hereto and the Lockbox Bank, which Lockbox Agreement will provide for, among other things, the establishment and maintenance of a Lockbox Account, a Joint Concentration Account, an Assignor Concentration Account and an Assignee Concentration Account and an Orthovita Concentration Account in accordance with the terms herein and therein. Any Assignee Concentration Account shall be held solely for the benefit of Assignee, but shall be subject to the terms and conditions of this Agreement, the Security Agreement and the other Transaction Documents. Funds deposited into the Lockbox Account shall be swept by the Lockbox Bank on a daily basis into the Joint Concentration Account and immediately subsequent thereto, the Advance Payment Amounts and the Daily Amount shall be swept into Assignee Concentration Account and the Royalty Interests (less the Advance Payment Amounts and the Daily Amount) shall be swept into the Assignor Concentration Account. Assignee shall have immediate and full access to any funds held in the Assignee Concentration Account not subject to any conditions or restrictions whatsoever. After the Advance Payment Amounts and the Daily Amount is swept into the Assignee Concentration Account and the amount of the Royalty Interests (less the Advance Payment Amounts and the Daily Amount) is swept into the Assignor Concentration Account, the amounts remaining in the Joint Concentration Account shall then be swept, at the direction of Orthovita, into the Orthovita Concentration Account. Each of Assignor and Orthovita shall have immediate and full access to any funds held in the Assignor Concentration Account and the Orthovita Concentration Account, respectively, not subject to any conditions or restrictions whatsoever.

          (b) Upon execution of the Lockbox Agreement, Assignee shall receive an opinion of counsel of Assignor as to the perfection of Assignee's security interest in the Pledged Deposit Accounts (as defined in the Security Agreement).

          (c) Orthovita shall pay for all fees, expenses and charges of the Lockbox Bank by debiting the Orthovita Concentration Account.

          (d) Each Distribution Agreement and License Agreement for sales of the Products in the Territories entered into by Orthovita shall, within 60 days after the date of Closing, be amended to contain a provision providing for all payments in respect of sales of the Products and in respect of royalties received from Licensees to be remitted directly by the applicable party into the Lockbox Account and Assignor and Orthovita shall cause such payments to be remitted


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

directly by the applicable party into the Lockbox Account and Assignor and Orthovita shall cause such payments to be remitted directly by the applicable party into the Lockbox Account. Without in any way limiting the foregoing, commencing on the Closing Date and thereafter, any and all payments in respect of sales of the Products received by Assignor or Orthovita shall be deposited into the Lockbox Account within five (5) Business Days of Assignor's or Orthovita's receipt thereof.

          (e) With respect to any Distribution Agreement or License Agreement entered into by Assignor or Orthovita from and after the date hereof Assignor or Orthovita shall (i) at the time of the execution and delivery of such agreement, instruct any party thereto under such agreement to remit to the Lockbox Account when due all applicable payments in respect of sales of the Products in the Territories and in respect of royalties received from Licensees that are due and payable to Assignor or Orthovita in respect of or derived from such agreement during the Term and (ii) deliver to Assignee evidence of such instruction and of such applicable party's agreement thereto.

          (f) Neither Assignor nor Orthovita shall have any right to terminate the Lockbox Bank during the Term without Assignee's prior written consent. Any such consent, if Assignee desires to give, shall be subject to the satisfaction of each of the following conditions to the satisfaction of Assignee:

                    (i) the successor Lockbox Bank shall be reasonably acceptable to Assignee;

                    (ii) Assignee, Assignor, Orthovita and the successor Lockbox Bank shall have entered into a lockbox agreement substantially in the form of the Lockbox Agreement initially entered into;

                    (iii) all funds and items in the accounts subject to the Lockbox Agreement to be terminated shall be transferred to the new accounts held at the successor Lockbox Bank prior to the termination of the then existing Lockbox Bank; and

                    (iv) Assignee shall have received evidence that all of the applicable parties making payments in respect of sales of the Products have been instructed to remit all future payments in respect of sales of the Products to the new accounts held at the successor Lockbox Bank.

[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

          Section 5.11  Additional Covenants of Assignor and Orthovita.
                        ----------------------------------------------

          (a) In the event that either Assignor or Orthovita becomes aware that any Intellectual Property licensed by it to a Licensee or Distributor, as applicable, under any of the Distribution Agreements or License Agreements infringes or violates any third party Intellectual Property, Assignor shall promptly use its best commercially practicable efforts to attempt to secure the right to use such Intellectual Property on behalf of itself and the affected Licensee or Distributor and shall pay all costs and amounts associated with obtaining any such license, without any charge to the Licensee or Distributor or any reduction in the Assigned Interests.

          (b) Orthovita shall use its best commercially practicable efforts to duly perform and observe all of Orthovita's covenants and obligations under each Distribution Agreement and License Agreement in all material respects. Upon the occurrence of a material breach of any of the Distribution Agreements or License Agreements by any other party thereto, which is not cured as provided therein, Orthovita thereto shall use its best commercially practicable efforts to seek to enforce all of its rights and remedies thereunder.

          (c) Neither Assignor nor Orthovita shall, without the prior written consent of Assignee, which consent shall not be unreasonably withheld:

                    (i) Forgive, release or compromise any amount owed to Assignor and relating to the Assigned Interests, except that Assignor shall not be obligated to obtain the consent of Assignee with respect to any action on the part of Assignor that impacts the Assigned Interests of Assignee in an amount not to exceed $25,000;

                    (ii) Waive, amend, cancel or terminate, exercise or fail to exercise, any of its material rights constituting or relating to the Revenue Interests in a manner which would reasonably be expected to materially adversely affect the Assigned Interests;

                    (iii) Amend, modify, restate, cancel, supplement, terminate or waive any provision of any Distribution Agreement or License Agreement, or grant any consent thereunder, or agree to do any of the foregoing, including, without limitation, entering into any agreement with the Distributor or Licensee, as the case may be, under the provisions of such Distribution Agreement or License Agreement in each case

[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

                          which would reasonably be expected to have a Material Adverse Effect; or

                    (iv) Create, incur, assume or suffer to exist any Lien, or exercise any right of rescission, offset, counterclaim or defense, upon or with respect to the Assigned Interests or the other Collateral, or agreeing to do or suffering to exist any of the foregoing, except for any Lien or agreements in favor of Assignee granted under or pursuant to this Agreement and the other Transaction Documents and except for ***.

          (d) Assignor shall promptly upon receipt thereof provide to Assignee copies of any material reports or other material information prepared by any Distributor or Licensee it has received that has not been previously provided to Assignee by either Assignor, Orthovita or any other Person.

          (e) Either Assignor or Orthovita shall provide Assignee with written notice as promptly as practicable (and in any event within five (5) Business
Days) after becoming aware of any of the following:

                    (i)   the occurrence of a Bankruptcy Event;

                    (ii) any breach or default by either Assignor or Orthovita of any material covenant, agreement or other provision of this Agreement or any other Transaction Document;

                    (iii) any representation or warranty made or deemed made by either Assignor or Orthovita in any of the Transaction Documents to which it is a party or in any certificate delivered to Assignee pursuant hereto shall prove to be untrue, inaccurate or incomplete in any material respect on the date as of which made or deemed made;

                    (iv) the occurrence of a Purchase Option Event (other than a Termination Event);

                    (v)   the occurrence of a Call Option Event;

[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

                    (vi) any sublicense by a Licensee or Distributor, as the case may be, of any rights licensed pursuant to any Distribution Agreement or License Agreement; or

                    (vii) the resignation, death or removal of any Independent
                          Director of Assignor.

          (f) Promptly (but in no event later than five (5) Business Days) after (i) receiving written or oral notice from a Distributor or Licensee, as the case may be, (A) terminating or expressing any intention to terminate the related Distribution Agreement or License Agreement, (B) alleging any breach of or default under such Distribution Agreement or License Agreement by Orthovita or (C) asserting the existence of any facts, circumstances or events which alone or together with other facts, circumstances or events would reasonably be expected (with or without the giving of notice or passage of time or both) to give rise to a breach of or default under or right to terminate such Distribution Agreement or License Agreement or (ii) either Assignor or Orthovita otherwise having Knowledge of any fact, circumstance or event which alone or together with other facts, circumstances or events would reasonably be expected (with or without the giving of notice or passage of time or both) to give rise to a material breach of or default under such Distribution Agreement or License Agreement by Orthovita or a right to terminate such Distribution Agreement or License Agreement by such Distributor or Licensee, as the case may be, in each case, either Assignor or Orthovita shall give a written notice to Assignee describing in reasonable detail the relevant breach, default or termination event, including a copy of any written notice received from such Distributor or Licensee, as the case may be, and, in the case of any breach or default or alleged breach or default by Orthovita, describing any corrective action Orthovita proposes to take.

          (g) Assignor or Orthovita shall, at their sole expense, either directly or by causing the Licensee or Distributor, as the case may be, to do so, take any and all actions and prepare, execute, deliver and file any and all agreements, documents or instruments which are necessary or, in the reasonable opinion of Orthovita or Assignor, as the case may be, desirable to (A) diligently maintain the applicable licensed Intellectual Property and the Patents and (B) diligently defend such licensed Intellectual Property and such Patents against infringement or interference by any other Persons, and against any claims of invalidity or unenforceability, in any jurisdiction (including, without limitation, by bringing any legal action for infringement or defending any counterclaim of invalidity or action of a third party for declaratory judgment of non-infringement or non-interference). Orthovita shall not, and shall use commercially reasonable efforts to cause the applicable Licensee not to, disclaim or abandon, or fail to take any

[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

action necessary or desirable to prevent the disclaimer or abandonment of, the applicable Patents or other Intellectual Property.

          (h) Orthovita shall use its best commercially practicable efforts to secure and maintain, or, where a Distributor or Licensee, as the case may be, is required to do so under any Distribution Agreement or License Agreement, use commercially reasonable efforts to assist such Distributor or Licensee, as the case may be, in securing and maintaining, all regulatory and other governmental approvals, clearances, registrations and permits which may be required to manufacture, market and/or sell any and all of the Products in the Territories.

          (i) Orthovita shall, to the extent reasonably required by the applicable Licensee, timely produce and deliver to the applicable Distributor invoices for payments owing Assignor or Orthovita under the respective Distribution Agreement.

          (j)  ***.

          (k) Orthovita and Assignor shall, in good faith, devote sufficient resources to the development of the Products in order to meet the Projected Net Sales, including using substantially all of the Closing Purchase Price Payment and the Common Stock Purchase Price for (i) working capital purposes relating to, (ii) marketing programs in support of and (iii) clinical development leading to regulatory approvals for the distribution of each of RHAKOSS, VITOSS and CORTOSS in the Territories. ***

          (l)  ***.

          (m)  ***.

          (n) Orthovita and Assignor shall use its best efforts to comply with all manufacturing guidelines and processes required or suggested by the FDA.

          (o) During the Revenue Interest Period, Orthovita shall maintain insurance policies with insurance companies rated not less than *** by *** with coverages and in amounts each party believes to be customary for companies of comparable size and condition similarly situated in the same industry as Orthovita including without limitation, product liability insurance and directors and officers insurance.

          (p) Neither Assignor nor Orthovita will Transfer all or any part of its interests in the Products (other than pursuant to any Distribution Agreements, License Agreements or pursuant

[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

to Section 5.05) to a third party purchaser or licensee, as applicable, unless such third party purchaser or licensee, as applicable, assumes in writing all of the obligations of Assignor or Orthovita, as applicable, hereunder, including the obligation to make all payments in respect of the Assigned Interests to Assignee pursuant to a written assumption, in a form reasonably satisfactory to Assignee; provided, however, for the avoidance of doubt, in no event shall a party to a Distribution Agreement or License Agreement be required to assume the Obligations of Orthovita and Assignor shall remain liable for all such Obligations.

          (q) During the Revenue Interest Period, neither Orthovita nor Assignor will amend or permit to be amended, Orthovita shall not terminate, and Assignor shall not waive any rights under (i) Articles Eleventh, Twelfth and Thirteenth of the Certificate of Incorporation or (ii) the Vita SPC Patent License Agreement (in each case, to the extent any amendment thereto or waiver thereunder would adversely affect Assignee or its rights under this Agreement or any other Transaction Document, provided, however, that Orthovita or Assignor may amend or permit to be amended the definition of "Products" in the Vita SPC Patent License Agreement to delete therefrom the Products that cease to be Products within the meaning of this Agreement due to the Assigned Interests relating to that Product being repurchased from Assignee pursuant to the terms of this Agreement) without the prior written consent of Assignee, which consent shall be granted or withheld in Assignee's sole discretion.

          (r)  Except as provided in Section 5.08(c), during the Revenue
               --------------------------------------
Interest Period, Assignor will not pledge or otherwise assign or transfer any of the Collateral without the prior written consent of Assignee, which consent shall be granted or withheld in Assignee's sole discretion.

          (s) Orthovita shall cause each Distributor or Licensee under any Distribution Agreement or License Agreement, as applicable, to provide, promptly following the end of each fiscal quarter, all information with respect to Net Sales (including all components of information required to calculate Net Sales) under each such agreement for inclusion in the Quarterly Report for such quarter, and Orthovita shall cause such obligation to be included in every Distribution Agreement and License Agreement it enters into.

          (t)  ***

          (u) Assignor shall not engage in any business other than the transactions contemplated in this Agreement and the Transaction Documents and activities incidental thereto.

[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

          (v) Assignor shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly (i) for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, (ii) for the deferred purchase price of property or services (including trade obligations),
(iii) in respect of any acceptance facilities, (iv) in respect of any interest rate or currency exchange agreement.

          Section 5.12  Future Agreements.
                        -----------------

          (a) Orthovita shall provide Assignee, at least one (1) week prior to the execution of a Distribution Agreement by Orthovita and any Distributor that varies in any substantive and material respect from Distribution Agreements or forms thereof previously supplied to Assignee, a copy of such form of Distribution Agreement for review by Assignee.

          (b) If Orthovita, at any time and from time to time during the Term of this Agreement, proposes to materially change the form or forms of Distribution Agreement or License Agreement it utilizes, or proposes in connection with any transaction or transactions with a Distributor or Licensee to materially vary the terms of the related Distribution Agreement or License Agreement from those contained in the prevailing form thereof, then Orthovita shall promptly provide to Assignee such revised form of Distribution Agreement or Assignment or, at least three (3) Business Days prior to the execution and delivery of any Distribution Agreement or License Agreement that includes a material deviation from the terms of the prevailing form thereof, give written notice to Assignee indicating that Orthovita proposes to enter into such agreement and the anticipated date of execution of such proposed agreement.

          (c) In the event that any payments under any Distribution Agreement or License Agreement are calculated upon a basis that is materially different than the basis used under the Distribution Agreements in existence at such time,
***.

          (d) To the extent Orthovita has the right to perform or cause to be performed inspections or audits under any of the License Agreements regarding payments payable and/or paid to Orthovita thereunder (each, a "License Party
                                                               -------------
Audit"), Orthovita shall, at the reasonable request of Assignee, cause such
-----
License Party Audit to be promptly performed (it being understood that it shall not be a reasonable request if, in the good faith belief of Orthovita, the requested License Party Audit would impair Orthovita's commercial relationship with the applicable Licensee). In conducting a License Party Audit, Orthovita may engage its then retained nationally recognized independent public accounting firm, or, if Orthovita elects otherwise, such other nationally recognized independent public accounting firm reasonably acceptable to Assignee. Promptly after completion of any License Party Audit (whether or not

[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

requested by Assignee), Orthovita shall promptly deliver to Assignee an Audit Report in respect of such License Party Audit. With respect to any License Agreement under which Orthovita has a right to perform or cause to be performed a License Party Audit, in the event Assignee requests Orthovita to perform a License Party Audit and such License Party Audit is in fact performed by or on behalf of Orthovita, then if the results thereof reveal that the amounts paid to Orthovita in respect of North American and European sales of any licensed Product under such License Agreement for the period of such License Party Audit have been understated by more than the greater of *** or ***of the amounts payable to Orthovita with respect to North American and European sales of any licensed Product and determined to be due for the applicable period of such License Party Audit, then the Audit Costs incurred by Orthovita in respect of such License Party Audit shall be borne by Orthovita. In all other cases the Audit Costs incurred by Orthovita in respect of a License Party Audit shall be borne by Assignee.

          Section 5.13  Licensing Agreement.
                        -------------------

          Notwithstanding anything contained herein to the contrary, Orthovita shall be permitted to enter into License Agreements; provided, however, that any such agreement shall not constitute a sale of all or substantially all of the assets relating to the Proprietary Technology.

          Section 5.14  Guarantee.
                        ---------

          (a)  The Guarantee. Orthovita hereby unconditionally and irrevocably
               -------------
guarantees the full and prompt payment of all amounts when due which may be owing by Assignor under this Agreement and the other Transaction Documents and the full and prompt performance of all of the Obligations of Assignor under this Agreement and the other Transaction Documents (collectively, the "Guaranteed
                                                                  ----------
Obligations"). Orthovita hereby agrees that (i) if Assignor shall fail to pay
-----------
when due or perform any of the Guaranteed Obligations, Orthovita will promptly pay or perform the same, without any demand or notice whatsoever and (ii) this is a guarantee of payment and performance, and not of collection only.

          (b)  Obligations Unconditional. The obligations of Orthovita under
               -------------------------
this Section 5.14 are absolute, irrevocable and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the Obligations of Assignor under this Agreement or any other Transaction Document or any other agreement or instruments referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or Orthovita (except fulfillment of the Obligations in full). Without limiting

[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of Orthovita hereunder which shall remain absolute, irrevocable and unconditional under any and all circumstances as described above:

          (i) at any time or from time to time, without notice to Orthovita, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

          (ii) any of the acts mentioned in any of the provisions of this Agreement or any other Transaction Document referred to herein or therein shall be done or omitted;

          (iii) any of the Guaranteed Obligations shall be amended in any respect, or any right under this Agreement or any other Transaction Document shall be amended or waived in any respect or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

          (iv) any Lien or security interest granted to, or in favor of, Assignee as security for any of the Guaranteed Obligations shall fail to have the priority contemplated in the Security Agreement.

     Orthovita hereby expressly waives diligence, presentment, demand of payments, protest and all other notices whatsoever, and any requirement that Assignee exhaust any right, power, remedy or proceed against Assignor under this Agreement or any other Transaction Document, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations. Orthovita waives any and all notice of the creation, renewal, extension, waiver, termination or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by Assignee under this guarantee or acceptance of this guarantee, and the Guaranteed Obligations, and any of them, shall be conclusively be deemed to have been created, contracted or incurred in reliance upon this guarantee, and all dealings by the Assignee shall be conclusively presumed to have been had or consummated in reliance under this guarantee. This guarantee shall be construed as a continuing, absolute, irrevocable and unconditional guarantee of payment without regard to any right of offset with respect to the Guaranteed Obligations at any time or from time held by Assignee and the obligations and liabilities of Orthovita hereunder shall not be conditioned or contingent upon the pursuit by Assignee at any time of any right or remedy against Assignor or against any other Person which may be or become liable in respect of all or

[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

any part of the Guaranteed Obligations or against any collateral security or guarantee therefor or right of offset with respect thereto. This guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon Orthovita and its successors and assigns, and shall inure to the benefit of Assignee, and its successors and assigns, notwithstanding that from time to time during the term of this Agreement there may be no Guaranteed Obligations outstanding.

     (c)  Reinstatement. The obligations of Orthovita under this Section 5.14
          -------------
shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Assignor in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise. Orthovita agrees that it will indemnify Assignee on demand for all reasonable costs and expenses (including reasonable fees of counsel) incurred by Assignee in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law, other than any costs or expenses resulting from the gross negligence or bad faith of such Person.

     (d)  Subrogation; Subordination. Orthovita hereby agrees that until the
          --------------------------
indefeasible payment and satisfaction in full of all Guaranteed Obligations and the termination of this Agreement it shall not exercise any right or remedy arising by reason of any performance by it of its guarantee in Section 5.14(a), whether by subrogation or otherwise, against Assignor or any security for any of the Guaranteed Obligations. The payment of any amounts due with respect to any indebtedness of Assignor now or hereafter owing to Orthovita by reason of any payment by Orthovita under the guarantee in this Section 5.14 is hereby subordinated to the prior indefeasible payment in full of the Guaranteed Obligations. Orthovita agrees that it will not demand, sue for or otherwise attempt to collect any such indebtedness of Assignor to Orthovita until the Obligations shall have been indefeasibly paid in full. If, notwithstanding the foregoing sentence, Orthovita shall prior to the indefeasible payment in full of the Guaranteed Obligations collect, enforce or receive any amounts in respect of such obligations, such amounts shall be collected, enforced and received by Orthovita as trustee for Assignee and be paid over to Assignee on account of the Guaranteed Obligations without affecting in any manner the liability of Orthovita under the other provisions of the guarantee contained herein.

     (e)  Remedies. Orthovita agrees that, upon the occurrence of a Termination
          --------
Event, the obligations of Assignor under this Agreement may be declared to be forthwith due and payable


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

for purposes of Section 5.14 , notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against Assignor and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by Assignor) shall forthwith become due and payable by Orthovita for purposes of Section 5.14.

     (f)  Instrument for the Payment of Money. Orthovita hereby acknowledges
          -----------------------------------
that the guarantee in this Section 5.14 constitutes an instrument for the payment of money, and consents and agrees that Assignee, at its sole option, in the event of a dispute by Orthovita in the payment of any moneys due hereunder, shall have the right to bring a motion-action under New York CPLR Section 3213.

     (g)  Continuing Guarantee. The guarantee in this Section 5.14 is a
          --------------------
continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

     (h)  General Limitation on Guaranteed Obligations. In any action or
          --------------------------------------------
proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of Orthovita under Section 5.14(a) would otherwise be held or determined to be void, voidable, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 5.14(a), then, notwithstanding any other provision to the contrary, the amount of such liability shall, without any further action by Orthovita, Assignee or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

     Section 5.15  Financial Statements.
                   --------------------

     Orthovita shall maintain, and cause Assignor to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Orthovita shall deliver to Assignee the following financial statements:

     (a)  Within sixty (60) days after the end of each fiscal quarter, copies of
(i) the unaudited consolidated financial statements of Orthovita and its subsidiaries for the prior fiscal quarter and (ii) the unaudited financial statements of Assignor for the prior fiscal quarter; and


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

     (b)  Within ninety (90) days after the end of each Fiscal Year, copies of
(i) the audited consolidated financial statements of Orthovita and its subsidiaries for the prior Fiscal Year and (ii) the audited financial statements of Assignor for the prior Fiscal Year.

     Section 5.16  Special Purpose Entity
                   ----------------------

     (a) During the term of this Agreement, each of Orthovita and Assignor shall observe the applicable legal requirements for the recognition of each as a legal entity separate and apart from each other and from its Affiliates, including as follows:

          (i) each of Orthovita and Assignor shall maintain business records and books of account separate from each other and from those of its Affiliates;

          (ii) except as otherwise provided in this Agreement, neither Orthovita nor Assignor shall commingle its assets and funds with those of its Affiliates;

          (iii) each of Orthovita and Assignor shall at all times hold itself out to the public under its own name as a legal entity separate and distinct from its Affiliates; and

          (iv) all transactions and dealings between Orthovita and its Affiliates, including Assignor, and all transactions and dealings between Assignor and its Affiliates, will be conducted on an arm's-length basis.

          (v) Assignor is not and shall not be involved in the day-to-day or other management of any of its Affiliates;

          (vi) Orthovita's financial statements shall reflect its separate legal existence from any of its Affiliates;

          (vii) each of Orthovita and Assignor shall maintain records and books of account and shall not commingle such records and books of account with the records and books of account of any Person; and

          (viii) each of Orthovita and the Assignor shall act solely in its own name and through duly authorized agents in the conduct of its business, and shall conduct its business so as not to mislead others as to the identity of the entity with which they are concerned.


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

     (b) at all times, except in the case of a temporary vacancy, which shall promptly be filled, Assignor shall have at least director who qualifies as an "Independent Director" as such term is defined in Assignor's Certificate of Incorporation.

     Section 5.17  No Short Selling or Trading While in the Possession of
                   ------------------------------------------------------
Material Non-Public Information
-------------------------------

     (a) Assignee agrees and acknowledges that, pursuant to the obligations of Orthovita and Assignor under this Agreement and the other Transaction Documents, it is entitled to receive Confidential Information relating to Orthovita, Assignor and the Products. Assignee agrees to treat all such Confidential Information in accordance with the provisions of Section 5.04 of this Agreement, and to take or abstain from taking certain other actions hereinafter set forth in Section 5.17(b).

     (b) Assignee shall not trade or cause or encourage any third party to trade, and shall instruct its partners, directors, officers, managers, principals, employees, agents or advisors (including, without limitation, attorneys, accountants, consultants, bankers and financial advisors) (collectively "Representatives"), not to trade, and Assignee shall otherwise use its commercially reasonable efforts to assure that none of its Representatives will trade (or cause or encourage any third party to trade), in any securities of Orthovita (or securities convertible into or exercisable for securities of Orthovita) while in possession of any material non-public information including, without limitation, the Confidential Information that may be disclosed by Orthovita or Assignor hereunder or under any of the other Transaction Documents.

     Section 5.18  Notification of Significant Discounts and Write-Offs
                   ----------------------------------------------------

     (a) Assignor shall promptly notify Assignee of cash, trade discounts and rebates greater than or equal to 5% granted or paid to (i) any individual customer that during the preceding calendar year accounted for gross sales of the Products in the Territories of not less than $2.5 million or (ii) any customers that during the preceding calendar year collectively accounted for gross sales of the Products in the Territories of not less than $10 million, which notification shall identify the customer and provide a description of the terms of any such payment, trade discount or rebate.

     (b) Assignor shall promptly notify Assignee of (i) any individual write-off of uncollected accounts representing greater than $100,000 of gross sales of the Products in the Territories, and (ii) if in any Fiscal Year aggregate write-offs of uncollected accounts in respect


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

of gross sales of the Products in the Territories exceed 2.5% of the prior Fiscal Year's gross sales.

     Section 5.19  Financial Covenants.
                   -------------------

     (a) Orthovita (on a consolidated basis) shall at all times maintain cash and cash equivalents equal to or greater than the product of (i) 1.5 and (ii) total operating losses for the preceding fiscal quarter as set forth in the most recent Report on Form 10-Q filed with the Commission, net of any non-cash charges including, but without limitation, depreciation. If Orthovita has a letter of intent or commitment letter pursuant to which a financial institution or underwriter reasonably acceptable to Assignee has agreed, or stated its intention (subject only to conventional conditions), to provide or obtain financing for Orthovita in an amount such that upon consummation of such financing Orthovita will comply with the cash and cash equivalents requirement of the preceding sentence, Orthovita shall have thirty days from the date of non-compliance with the preceding sentence to consummate such transaction and restore compliance with the preceding sentence.

     (b) Orthovita (on a consolidated basis) shall maintain total shareholders equity not less than the total shareholders equity of Orthovita as of September 30, 2001, as reflected in the consolidated balance sheet filed with the Commission with the Company's Report on Form 10-Q for the period ending September 30, 2001. For purposes of this subsection (b), shareholders equity shall be calculated in the manner calculated in the 10-Q report referred to in the preceding sentence or otherwise in accordance with GAAP, provided that the Aggregate Purchase Price shall be deemed an asset and not a liability.

                                  ARTICLE VI

                THE CLOSING; CONDITIONS TO CLOSING AND FUNDING

     Section 6.01  Closings.
                --------

     (a) Closing.
         -------

     Subject to the closing conditions set forth in Sections 6.02 and 6.03, the closing of the purchase and sale of the Assigned Interests (the "Closing")
                                                                     -------
shall take place at the offices of Morrison & Foerster LLP, New York, New York USA, on the Closing Date. If all conditions are determined to be satisfied (or any of such conditions are duly waived) at the Closing (whether or not delayed), the Closing shall be consummated.


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

          Section 6.02  Conditions Applicable to Assignee.
                        ---------------------------------

          The obligations of Assignee to effect the Closing and the payment of the Closing Purchase Price Payment shall be subject to the satisfaction of each of the following conditions, any of which may be waived by Assignee in its sole discretion:

          (a)  Accuracy of Representations and Warranties.  The representations
               ------------------------------------------
and warranties of Assignor and Orthovita set forth in this Agreement and the other Transaction Documents shall be true, correct and complete in all material respects both on the date of this Agreement and as of the Closing Date (with the same force and effect as if such representations and warranties were made anew at and as of the Closing Date, except to the extent that any such representations or warranties which by its terms is made as of a specified date, in which case such representations or warranties shall have been true, correct and complete in all material respects as of such specified date).

          (b)  No Adverse Circumstances.  There shall not have occurred or be
               ------------------------
continuing any event or circumstance (including any development with respect to the efficacy of the Products or the licensed Intellectual Property or the use or expected future use of the same as opposed to competing products) which would reasonably be expected to have a Material Adverse Effect.

          (c)  Litigation.  No action, suit, litigation, proceeding or
               ----------
investigation shall have been instituted, be pending or threatened (i) challenging or seeking to make illegal, to delay or otherwise directly or indirectly to restrain or prohibit the consummation of the transactions contemplated by this Agreement, or seeking to obtain damages in connection with the transactions contemplated by this Agreement, or (ii) seeking to restrain or prohibit Assignee's acquisition or future receipt of the Assigned Interests. There shall not have been in effect any injunction, order, judgment or decree restricting, preventing or enjoining the consummation of the transactions contemplated by this Agreement.

          (d)  Officer's Certificates.
               ----------------------

                    (i) Assignee shall have received at the Closing a certificate of the executive officer of Assignor pursuant to which such officer certifies that the conditions set forth in Sections 6.02(a), (b), (c), (n), (o) and (p) have been satisfied in all respects as of the Closing Date.

                    (ii) Assignee shall have received at the Closing a certificate of the executive officer of Orthovita pursuant to which such officer certifies that the conditions set forth in


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

Sections 6.02(a), (b), (c), (m), (o) and (p) have been satisfied in all respects as of the Closing Date.

          (e)  Legal Opinions.
               --------------

                    (i) Assignee shall have received an opinion of Morgan, Lewis & Bockius LLP, counsel to Assignor, dated the Closing Date, in form and substance satisfactory to Assignee and its counsel, to the effect set forth in Exhibit E(i).
                          ------------

                    (ii) Assignee shall have received an opinion of Woodcock Washburn LLP, patent counsel to Assignor, dated the Closing Date, in form and substance satisfactory to Assignee and its counsel, to the effect set forth in Exhibit E(ii), covering, but not limited to, the
                          -------------
                          Assignor's right to practice the basic Patents owned by Assignor; the completed right to use search; and title to all of the patents, including, but not limited to, the `872 patent.

                    (iii) Assignee shall have received an infringement opinion of Woodcock Washburn LLP, patent counsel to Assignor, dated the Closing Date, in form and substance satisfactory to Assignee and its counsel, to the effect set forth in Exhibit E(iii).
                                              ---------------

          (f)  Assignment.  An Assignment shall have been executed and delivered
               ----------
by Assignor to Assignee and Assignee shall have received the same.

          (g)  Security Agreement.  The Security Agreement shall have been duly
               ------------------
and delivered by all the parties thereto and shall be in form of Exhibit D
                                                                 ---------
hereto, together with proper financing statements (including Form UCC-1s) fully executed for filing under the UCC and/or any other applicable law, rule, statute or regulation relating to the perfection of a security interest in filing offices in the jurisdictions listed on Schedule 6.02(g).
                                       ----------------

          (h)  [RESERVED]
               ----------

          (i)  Pledge Agreement.  The Pledge Agreement shall have been duly
               ----------------
executed and delivered by all the parties thereto and shall be in form of
Exhibit I hereto, together with proper financing statements (including Form UCC-
---------
1s) fully executed for filing under the UCC and/or any other applicable law, rule, statute or regulation relating to the perfection of a security interest in filing offices in the jurisdictions listed on Schedule 6.02(g).
                                              ----------------


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

          (j)  Stock Purchase Agreement.  The Stock Purchase Agreement shall
               ------------------------
have been duly executed and delivered by all the parties thereto and shall be in the form of Exhibit F hereto.
            ---------

          (k)  Assignment Documents.  Each Assignment Document shall have been
               --------------------
duly executed and delivered by all the parties thereto and shall be in forms of Exhibits J-M hereto.
------------

          (l)  License Agreements.  The Vita SPC Patent License Agreement and
               ------------------
the Vita SPC Trademark License Agreement shall have been duly executed and delivered by all the parties thereto.

          (m)  Corporate Documents of Orthovita.  Assignee shall have received
               --------------------------------
on the Closing Date, a certificate, dated the Closing Date, of a senior officer of Orthovita (the statements made in which shall be true and correct on and as of the Closing Date): (i) attaching copies, certified by such officer as true and complete, of Orthovita's certificate of incorporation and by-laws or other organizational documents (together with any and all amendments thereto) certified by the appropriate Government Authority (other than the By-laws) as being true, correct and complete copies; (ii) attaching copies, certified by such officer as true and complete, of resolutions of the board of directors of Orthovita authorizing and approving the execution, delivery and performance by Orthovita of this Agreement, the other Transaction Documents and the transactions contemplated herein and therein; (iii) setting forth the incumbency of the officer or officers of Orthovita who have executed and delivered this Agreement and the other Transaction Documents including therein a signature specimen of each such officer or officers; and (iv) attaching copies, certified by such officer as true and complete, of certificates of the appropriate Government Authority of the jurisdiction of formation, stating that Orthovita is in good standing under the laws of such jurisdiction or, if any such certificate is not available from a Government Authority, a statement by such officer containing an equivalent confirmation.

          (n)  Corporate Documents of Assignor.  Assignee shall have received
               -------------------------------
on the Closing Date, a certificate, dated the Closing Date, of a senior officer of Assignor (the statements made in which shall be true and correct on and as of the Closing Date): (i) attaching copies, certified by such officer as true and complete, of Assignor's certificate of formation or other organizational documents (together with any and all amendments thereto) certified by the appropriate Government Authority as being true, correct and complete copies;
(ii) attaching copies, certified by such officer as true and complete, of resolutions of the board of directors of Assignor authorizing and approving the execution, delivery and performance by Assignor of this Agreement, the other Transaction Documents and the transactions contemplated herein and therein;
(iii) setting forth the incumbency of the officer or officers of Assignor who have


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

executed and delivered this Agreement and the other Transaction Documents including therein a signature specimen of each such officer or officers; and
(iv) attaching copies, certified by such officer as true and complete, of certificates of the appropriate Government Authority of the jurisdiction of formation, stating that Assignor is in good standing under the laws of such jurisdiction or, if any such certificate is not available from a Government Authority, a statement by such officer containing an equivalent confirmation.

          (o)  Termination Event.  There shall not have occurred a Termination
               -----------------
Event or a Purchase Option Event.

          (p)  Covenants.  Each of Assignor and Orthovita shall have complied in
               ---------
all material respects with their respective covenants as set forth in this Agreement and each other Transaction Document.

          Section 6.03  Conditions Applicable to Assignor.
                        ---------------------------------

          The obligations of each of Assignor and Orthovita to effect the Closing shall be subject to the satisfaction of each of the following conditions, any of which may be waived by Assignor and Orthovita in their sole discretion:

          (a)  Accuracy of Representations and Warranties.  The representations
               ------------------------------------------
and warranties of Assignee set forth in this Agreement shall have been true, correct and complete in all material respects both on the date of this Agreement and as of the Closing Date (with the same force and effect as if such representations and warranties were made anew at and as of the Closing Date, except to the extent that any such representations or warranties which by its terms is made as of a specified date, in which case such representations or warranties shall have been true, correct and complete in all respects on and as of such specified date).

          (b)  Litigation.  No action, suit, litigation, proceeding or
               ----------
investigation shall have been formally instituted, be pending or threatened (i) challenging or seeking to make illegal, to delay or otherwise directly or indirectly to restrain or prohibit the consummation of the transactions contemplated by this Agreement, or seeking to obtain damages in connection with the transactions contemplated by this Agreement, or (ii) seeking to restrain or prohibit Assignee's acquisition or future receipt of the Assigned Interests.

          (c)  Officer's Certificate.  Assignor shall have received at the
               ---------------------
Closing a certificate of an officer or member of the general partner of Assignee certifying that the conditions set forth in Sections 6.03(a) and (b) have been satisfied, in all respects as of the Closing Date.


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

          (d)  Full Payment.  The Closing Purchase Price Payment due at Closing
               ------------
shall have been tendered by Assignee to Assignor by wire transfer of immediately available funds to Assignor's Account identified to Assignee on or prior to the Closing.

          (e)  Stock Purchase Agreement.  The Stock Purchase Agreement shall
               ------------------------
duly executed and delivered by all the parties thereto and shall be in the form of Exhibit F hereto.
   ---------

          (f)  Security Agreement.  The Security Agreement shall have been duly
               ------------------
executed and delivered by all the parties thereto and shall be in the form of Exhibit D hereto.
---------

          (g)  Pledge Agreement.  The Pledge Agreement shall have been duly
               ----------------
delivered by all the parties thereto and shall be in the form of Exhibit I
                                                                 ---------
hereto.

          (h)  Covenants.  Assignee shall have complied in all material respects
               ---------
with its covenants as set forth in this Agreement and each other Transaction Document.

          Section 6.04  Termination Event.
                        -----------------

          If any Termination Event shall have occurred and be continuing, Assignee may exercise any rights and remedies available to it, including, without limitation, those rights and remedies available hereunder, under any Transaction Document and/or at law or in equity.

                                  ARTICLE VII

                                  TERMINATION

          Section 7.01  Termination Date.
                        ----------------

          This Agreement shall terminate on December 31, 2016; provided,
                                                               --------
however, that if any payments are required to be made by one of the parties
-------
hereunder after that date, this Agreement shall remain in full force and effect until any and all such payments have been made in full, and solely for that purpose. In addition, this Agreement shall sooner terminate if Assignee or Assignor shall have exercised its right under Sections 5.07(a) or (c), respectively, with the termination date in that event being the date on which Assignor completes the repurchase of the Assigned Interests and pays in full in cash the (i) Assignee Repurchase Price, (ii) Assignor Option Repurchase Price, or (iii) average of the Assignee Repurchase Price and the Assignor Repurchase Price, as the case may be, in accordance with the terms therein.


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

          Section 7.02  Effect of Termination.
                        ---------------------

          In the event of the termination of this Agreement pursuant to Section 7.01, this Agreement shall forthwith become void and have no effect without any liability on the part of any party hereto or its Affiliates, directors, officers or stockholders other than the provisions of this Section 7.02 and Sections 5.04, 8.01, and 8.06 hereof, and as provided in Section 2.02(c) hereof. Nothing contained in this Section 7.02 shall relieve any party from liability for any breach of this Agreement.

                                 ARTICLE VIII

                                 MISCELLANEOUS

          Section 8.01  Survival.
                        --------

          (a) All representations and warranties made herein and in any other Transaction Document, any certificates or in any other writing delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Closing and shall continue to survive until the date that is the first anniversary of the last day of the Term. Notwithstanding anything in this Agreement or implied by law to the contrary, all the agreements contained in Sections 5.04, 8.02, 8.03, 8.06, 8.11 and 8.15, and in the last sentence of Section 2.02(c), shall survive indefinitely following the execution and delivery of this Agreement and the Closing and the termination of this Agreement.

          (b) Any investigation or other examination that may have been made or may be made at any time by or on behalf of the party to whom representations and warranties are made shall not limit, diminish or in any way affect the representations and warranties in this Agreement and the other Transaction Documents, and the parties may rely on the representations and warranties in this Agreement and the other Transaction Documents irrespective of any information obtained by them by any investigation, examination or otherwise.

          Section 8.02  Specific Performance.
                        --------------------

          Each of the parties hereto acknowledges that the other party will have no adequate remedy at law if it fails to perform any of its obligations under this Agreement or any of the other Transaction Documents. In such event, each of the parties agrees that the other party shall have the right, in addition to any other rights it may have (whether at law or in equity), to specific performance of this Agreement.


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

     Section 8.03  Notices.
                   -------

     All notices, consents, waivers and communications hereunder given by any party to the other shall be in writing (including facsimile transmission) and delivered personally, by telegraph, telecopy, telex or facsimile, by a recognized overnight courier, or by dispatching the same by certified or registered mail, return receipt requested, with postage prepaid, in each case addressed:

       if to Assignee to:

       c/o Paul Capital Management, L.L.C.
       50 California Street
       Suite 3000
       San Francisco, California 94111
       Attention: Chief Financial Officer
       Facsimile No.: (415) 283-4301

       with a copy to:

       Walter Flamenbaum, M.D.
       Paul Capital Partners
       99 Park Avenue, Eighth Floor
       New York, New York 10016
       Facsimile No.: (212) 293-2219

       and

       Morrison & Foerster LLP
       1290 Avenue of the Americas
       New York, New York 10104-0050
       Attention: Thomas J. Cassidy, Esq.
       Facsimile No.: (212) 468-7900

       if to Assignor to:

       Vita Special Purpose Corp.
       Corporation Trust Center


[***] We are seeking confidential treatment on these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

     1209 Orange Street
     Wilmington, DE 19801
     Attention: Joseph M. Paiva
     Facsimile No.: (610) 640-2603

     with a copy to:

     Morgan, Lewis & Bockius LLP
     1701 Market Street
     Philadelphia, PA 19103
     Attention: Stephen A. Jannetta, Esq.
     Facsimile No.: (215) 963-5299

     if to Orthovita to:

     Orthovita, Inc.
     45 Great Valley Parkway
     Malvern, PA 19355
     Attention: Bruce A. Peacock, CEO
     Facsimile No.: (610) 640-2603

     with a copy to:

     Morgan, Lewis & Bockius LLP
     1701 Market Street
     Philadelphia, PA 19103
     Attention: Stephen A. Jannetta, Esq.
     Facsimile No.: (215) 963-5299


if or to such other address or addresses as Assignee, Assignor or Orthovita may from time to time designate by notice as provided herein, except that notices of changes of address shall be effective only upon receipt. All such notices consents, waivers and communications shall: (a) when posted by certified or registered mail, postage prepaid, return receipt requested, be effective three
(3) Business Days after dispatch, unless such communication is sent trans-Atlantic, in which case shall be deemed effective five (5) Business Days after dispatch, (b) when telegraphed, telecopied, telexed or facsimiled, be effective as of (i) the date of transmission, if

[***] We are seeking confidential treatment on these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, or (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Business Day or later than 6:30 p.m. (New York City time) on any Business Day, or (c) when delivered by a recognized overnight courier or in person, be effective upon receipt when hand delivered.

     Section 8.04  Schedules.
                   ---------

     Prior to each of Assignor and Orthovita making any representation or warranty under this Agreement, each of Assignor and Orthovita shall update its disclosure schedules with respect to all such representations and warranties made by either Assignor or Orthovita under this Agreement. In determining the accuracy of the representations and warranties of each of Assignor and Orthovita, the representations and warranties of each of Assignor and Orthovita shall be evaluated taking into account the updated disclosure schedules; provided, however, that if the matters described in such updated schedule has
--------  -------
had, or could be reasonably expected to have, a Material Adverse Effect, then Assignee shall have the option not to consummate such Closing.

     Section 8.05  Successors and Assigns.
                   ----------------------

     The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither Assignor nor Orthovita shall be entitled to assign any of its obligations and rights hereunder or any other Transaction Documents without the prior written consent of Assignee, other than any assignment to a successor entity in connection with a Change of Control, in which case no such consent shall be required. ***

     Section 8.06  Indemnification.
                   ---------------

     (a) Each of Assignor and Orthovita hereby jointly and severally indemnifies and holds Assignee and its Affiliates and any of their respective partners, directors, managers, officers, employees and agents (each as "Assignee
                                                                        --------
Indemnified Party") harmless from and against any and all Losses incurred or
-----------------
suffered by any Assignee Indemnified Party arising out of any breach of any representation, warranty or certification made by either Assignor or Orthovita in any of the Transaction Documents or certificates given by Assignor in writing pursuant hereto or thereto or any breach of or default under any covenant or agreement by either Assignor or

[***] We are seeking confidential treatment on these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

Orthovita pursuant to this Agreement or any Transaction Document, including any failure by either Assignor or Orthovita to satisfy any of the Excluded Liabilities and Obligations.

     (b) Assignee hereby indemnifies and holds Assignor, Orthovita, their Affiliates and any of their partners, directors, managers, officers, employees and agents (each a "Assignor Indemnified Party") harmless from and against any
                    --------------------------
and all Losses incurred or suffered by an Assignor Indemnified Party arising out of any breach of any representation, warranty or certification made by Assignee in any of the Transaction Documents or certificates given by Assignee in writing pursuant hereto or thereto or any breach of or default under any covenant or agreement by Assignee pursuant to this Agreement or any Transaction Document.

     (c) If any claim, demand, action or proceeding (including any investigation by any Government Authority) shall be brought or alleged against an indemnified party in respect of which indemnity is to be sought against an indemnifying party pursuant to the preceding paragraphs, the indemnified party shall, promptly after receipt of notice of the commencement of any such claim, demand, action or proceeding, notify the indemnifying party in writing of the commencement of such claim, demand, action or proceeding, enclosing a copy of all papers served, if any; provided, that, the omission to so notify such
                           --------  ----
indemnifying party will not relieve the indemnifying party from any liability that it may have to any indemnified party under the foregoing provisions of this
Section 8.06 unless, and only to the extent that, such omission results in the forfeiture of , or have a material adverse effect on the exercise or prosecution of, substantive rights or defenses by the indemnifying party. In case any such action is brought against an indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 8.06 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In any such proceeding, an indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel,
(ii) the indemnifying party has assumed the defense of such proceeding and has failed within a reasonable time to retain counsel reasonably satisfactory to such indemnified party or (iii) the named parties to any such proceeding (including any impleaded parties) include both the


[***] We are seeking confidential treatment on these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interests between them based on the advice of such counsel. It is agreed that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate law firm (in addition to local counsel where necessary) for all such indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any Loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     Section 8.07  Expenses.
                   --------

     Each party hereto will pay all of its own fees and expenses in connection with entering into and consummating the transactions contemplated by this Agreement.

     Section 8.08  Independent Nature of Relationship.
                   ----------------------------------

     (a) The relationship between Assignor and Assignee is solely that of seller and purchaser, and the relationship between Orthovita and Assignee is solely that of independent contracting parties, and neither Orthovita and Assignee, on the one hand, nor Assignor, on the other, has any fiduciary or other special relationship with the other or any of their respective Affiliates. Nothing contained herein or in any other Transaction Document shall be deemed to constitute Orthovita and Assignee, or Assignor and Assignee, as a partnership, an association, a joint venture or other kind of entity or legal form, nor shall the Lockbox Account or Lockbox Agreement be deemed to constitute Orthovita and Assignee, or Assignor and Assignee, a partnership, an association, a joint venture or other kind of entity or legal form.

     (b) No officer or employee of Assignee will be located at the premises of Assignor, Orthovita or any of their Affiliates, except in connection with an audit performed pursuant to Section 5.02. No officer or employee of Assignee shall engage in any commercial activity with Assignor, Orthovita or any of their Affiliates other than as contemplated herein and in the other Transaction Documents.


[***] We are seeking confidential treatment on these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

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     (c)  Assignor, Orthovita and/or any of its Affiliates shall not at any time obligate Assignee, or impose on Assignee any obligation, in any manner or respect to any Person not a party hereto other than obligations of Assignee's partners, directors, employees, managers, officers, investors, bankers, advisors, trustees or representatives under Sections 5.04 and 5.17.

     Section 8.09  Entire Agreement.
                   ----------------

     This Agreement, together with the Exhibits and Schedules hereto (which are incorporated herein by reference), and the other Transaction Documents constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements (including the Letter of Intent), understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement. No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by either party hereto. None of this Agreement, nor any provision hereof, is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

     Section 8.10  Amendments; No Waivers.
                   ----------------------

     (a) This Agreement or any term or provision hereof may not be amended, changed or modified except with the written consent of the parties hereto. No waiver of any right hereunder shall be effective unless such waiver is signed in writing by the party against whom such waiver is sought to be enforced.

     (b) No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     Section 8.11  Interpretation.
                   --------------

     When a reference is made in this Agreement to Articles, Sections, Schedules or Exhibits, such reference shall be to an Article, Section, Schedule or Exhibit to this Agreement unless otherwise indicated. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." Neither party hereto shall be or be deemed to be the drafter of this Agreement for the purposes of construing this Agreement against one party or the other.


[***] We are seeking confidential treatment on these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

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     Section 8.12  Headings and Captions.
                   ---------------------

     The headings and captions in this Agreement are for convenience and reference purposes only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

     Section 8.13  Counterparts; Effectiveness.
                   ---------------------------

     This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

     Section 8.14  Severability.
                   ------------

     If any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions shall nevertheless be given full force and effect.

     Section 8.15  Force Majeure.
                   -------------

     (a) If either party to this Contract shall fail to perform any obligation hereby imposed upon it, and such failure is caused by acts of God, strikes, lockouts or other industrial disturbances, sabotage, wars, blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, floods, fires, civil disturbances, explosions, the order of any court or governmental authority, or any other act or omission occasioned by any cause beyond the control of the party invoking this Section 8.15, and being such that by the exercise of due diligence such party could not have prevented such failure, that failure shall not (x) constitute a Material Adverse Effect until the earlier of
(i) 120 days following the occurrence of such event enumerated above, and (ii) the date by which such party, in the exercise of reasonable diligence, would have restored its ability to carry out its obligations hereunder, nor (y) give rise to any cause of action based on breach of the obligation of such party hereunder, but such party shall use reasonable diligence to put itself again in a position to carry out its obligations hereunder. Nothing contained herein shall be construed to require either party to settle a strike or lockout or other industrial disturbance by acceding against its judgment to the demands of opposing parties.

     (b) No such circumstance or occurrence affecting the performance of this Agreement by any party shall continue to relieve the party affected thereby from liability or to hold in abeyance a cause of action, after the expiration of a reasonable period of time within which by


[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

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the use of due diligence such party could have remedied the situation preventing its performance, nor shall any such circumstance or occurrence relieve any party from its obligation to make payment of amounts then due hereunder nor shall any such circumstance or occurrence affected thereby from liability or hold in abeyance a cause of action unless such party shall give notice of such circumstance or occurrence in writing with reasonable promptness; and like notice shall be given upon termination of such circumstance or occurrence.

     Section 8.16  Governing Law; Jurisdiction.
                   ---------------------------

     (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO AND ACCEPTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS. EACH PARTY HERETO HEREBY FURTHER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY
                                           --------------------
NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT.

     (c) EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE COURTS REFERRED TO IN SUBSECTION (b) ABOVE OF THIS SECTION
8.15 IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH IN THIS AGREEMENT. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUIT, ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER TRANSACTION

[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

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DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING
HEREIN SHALL AFFECT THE RIGHT OF A PARTY TO SERVE PROCESS ON THE OTHER PARTY IN ANY OTHER MANNER PERMITTED BY LAW.

     Section 8.17  Intentionally omitted.
                   ---------------------

     Section 8.18  Waiver of Jury Trial.
                   --------------------

     EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT.

[***] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.


ASSIGNOR:                   VITA SPECIAL PURPOSE CORP.

                            By:___________________________________________
                                   Name:
                                   Title:


ORTHOVITA:                  ORTHOVITA, INC

                            By:___________________________________________
                                   Name:  Bruce Peacock
                                   Title: Chief Executive Officer

ASSIGNEE:                   PAUL CAPITAL ROYALTY ACQUISITION FUND, L.P.
                            By:  Paul Capital Management, LLC,
                                 its General Partner
                               By: ____________________________________
                                   Name:  Walter Flamenbaum, M.D.
                                   Title: Managing Member


          [SIGNATURE PAGE TO REVENUE INTERESTS ASSIGNMENT AGREEMENT]

                                   Exhibit A

                              Projected Net Sales
                             --------------------

                                      ***